                                                                   EXHIBIT 10.68

================================================================================

                                      LEASE

                              4570 EXECUTIVE DRIVE

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                                     Between


                                 COMBICHEM, INC.
                                    (Tenant)


                                       and


                      LMC-SHOREHAM INVESTMENT COMPANY, LLC
                                       and
                      CONVOY COURT INVESTMENT COMPANY, LLC
                              as Tenants in Common
                                   (Landlord)

                             LEASE TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
1.   LEASE AGREEMENT..................................................................... 4

2.   RENT................................................................................ 4
     A.     Types of Rent................................................................ 4
            1.     Base Rent............................................................. 4
            2.     Operating Cost Share Rent............................................. 4
            3.     Tax Share Rent........................................................ 4
            4.     Additional Rent....................................................... 4
            5.     Rent.................................................................. 5
     B.     Payment of Operating Cost Share Rent and Tax Share Rent...................... 5
            1.     Payment of Estimated Operating Cost Share Rent and Tax Share Rent..... 5
            2.     Correction of Operating Cost Share Rent............................... 5
            3.     Current Tax Share Rent................................................ 5
     C.     Definitions.................................................................. 5
            1.     Included Operating Costs.............................................. 5
            2.     Excluded Operating Costs.............................................. 6
            3.     Taxes................................................................. 8
            4.     Lease Year............................................................ 9
            5.     Fiscal Year........................................................... 9
     D.     Computation of Base Rent and Rent Adjustments................................ 9
            1.     Prorations............................................................ 9
            2.     Default Interest......................................................10
            3.     Rent Adjustments......................................................10
            4.     Books and Records.....................................................10
            5.     Miscellaneous.........................................................10

3.   PREPARATION AND CONDITION OF PREMISES; POSSESSION AND SURRENDER OF PREMISES.........10
     A.     Condition of Premises........................................................10
     B.     Measurement of Premises......................................................11
     C.     Tenant's Possession..........................................................11
     D.     Surrender....................................................................12

4.   PROJECT SERVICES....................................................................12
     A.     Heating and Air Conditioning.................................................12
     B.     Elevators....................................................................12
     C.     Electricity..................................................................12
     D.     Water........................................................................12
     E.     Exercise Room and Shower.....................................................12
     F.     Interruption of Services.....................................................12
     G.     Parking......................................................................13

5.   ALTERATIONS, MAINTENANCE AND REPAIRS................................................13
     A.     Landlord's Consent and Conditions............................................13
     B.     Maintenance and Repairs......................................................14
     C.     No Liens.....................................................................15
     D.     Ownership of Improvements....................................................16
     E.     Removal at Termination.......................................................16
     F.     Landlord's Work..............................................................17

6.   USE OF PREMISES.....................................................................17

7.   GOVERNMENTAL REQUIREMENTS AND PROJECT RULES.........................................18

8.   WAIVER OF CLAIMS; INDEMNIFICATION; INSURANCE........................................18
     A.     Waiver of Claims.............................................................18
     B.     Indemnification..............................................................18
     C.     Tenant's Insurance...........................................................18
     D.     Insurance Certificates.......................................................20
     E.     Landlord's Insurance.........................................................20

9.   FIRE AND OTHER CASUALTY.............................................................21
     A.     Termination..................................................................21
     B.     Restoration..................................................................21

10.  EMINENT DOMAIN......................................................................21

11.  RIGHTS RESERVED TO LANDLORD.........................................................22
     A.     Name.........................................................................22
     B.     Signs........................................................................22
     C.     Window Treatments............................................................22
     D.     Keys.........................................................................22
     E.     Access.......................................................................22
     F.     Preparation for Reoccupancy..................................................22
     G.     Heavy Articles...............................................................23
     H.     Show Premises................................................................23
     I.     Use of Lockbox...............................................................23
     J.     Repairs and Alterations......................................................23
     K.     Landlord's Agents............................................................23
     L.     Building Services............................................................23
     M.     Other Actions................................................................23
     N.     Driveway Easement............................................................23

12.  TENANT'S OR LANDLORD'S DEFAULT......................................................23
     A.     Rent Default.................................................................24
     B.     Performance Default..........................................................24
     C.     Credit Default...............................................................24
     D.     Abandonment Default..........................................................24
     E.     Landlord Default.............................................................24

13.  LANDLORD REMEDIES...................................................................24
     A.     Termination of Lease or Possession...........................................24
     B.     Lease Termination Damages....................................................25
     C.     Continuation of Lease........................................................25
     D.     Possession Termination Damages...............................................25
     E.     Landlord's Remedies Cumulative...............................................26
     F.     WAIVER OF TRIAL BY JURY......................................................26
     G.     Litigation Costs.............................................................26

14.  SURRENDER...........................................................................26

15.  HOLDOVER............................................................................26

16.  SUBORDINATION TO GROUND LEASES AND MORTGAGES........................................27
     A.     Subordination................................................................27
     B.     Termination of Ground Lease or Foreclosure of Mortgage.......................27
     C.     Security Deposit.............................................................28
     D.     Notice and Right to Cure.....................................................28
     E.     Definitions..................................................................28

17.  ASSIGNMENT AND SUBLEASE.............................................................28
     A.     In General...................................................................28
     B.     Landlord's Consent...........................................................29
     C.     Procedure....................................................................29
     D.     Permitted Transfers..........................................................29
     E.     Excess Payments..............................................................30
     F.     Landlord's Assignment........................................................30

18.  CONVEYANCE BY LANDLORD..............................................................30

19.  ESTOPPEL CERTIFICATE................................................................30

20.  SECURITY DEPOSIT....................................................................31

21.  FORCE MAJEURE.......................................................................31

22.  NOTICES.............................................................................31
     A.     Landlord.....................................................................32
     B.     Tenant.......................................................................32

23.  QUIET POSSESSION....................................................................32

24.  REAL ESTATE BROKER..................................................................32

25.  MISCELLANEOUS.......................................................................32
     A.     Successors and Assigns.......................................................32
     B.     Date Payments Are Due........................................................33
     C.     Meaning of "Landlord," "Re-Entry," "Including" and "Affiliate"...............33

     D.     Time of the Essence..........................................................33
     E.     No Option....................................................................33
     F.     Severability.................................................................33
     G.     Governing Law................................................................33
     H.     Lease Modification...........................................................33
     I.     No Oral Modification.........................................................33
     J.     Landlord's Right to Cure.....................................................33
     K.     Captions.....................................................................33
     L.     Authority....................................................................33
     M.     Landlord's Enforcement of Remedies...........................................33
     N.     Entire Agreement.............................................................34
     O.     Singular and Plural..........................................................34
     P.     Memorandum of Lease..........................................................34
     Q.     Exclusivity..................................................................34
     R.     No Construction Against Drafting Party.......................................34
     S.     Survival.....................................................................34
     T.     Rent Not Based on Income.....................................................34
     U.     Building Manager and Service Providers.......................................34
     V.     Late Charge and Interest on Late Payments....................................34
     W.     Lease Termination Agreement and Agreement for Purchase and Sale..............34

26.  UNRELATED BUSINESS INCOME...........................................................35

27.  HAZARDOUS SUBSTANCES................................................................35

28.  EXCULPATION.........................................................................36

29.  ARBITRATION OF DISPUTES.............................................................36
     A.     Disputes Subject to Arbitration..............................................36
     B.     Enforcement..................................................................38

30.  RIGHT OF FIRST NEGOTIATION..........................................................38

31.  CONDITION PRECEDENT: LANDLORD'S ACQUISITION OF THE PROPERTY.........................39

32.  CONDITION PRECEDENT: LANDLORD'S LENDER APPROVAL.....................................39

33.  LANDLORD'S INDEMNITY AND LIQUIDATED DAMAGES.........................................39

34.  OPTION TO RENEW.....................................................................40

                                    EXHIBITS

EXHIBIT A - PLAN OF THE PREMISES

EXHIBIT B - RULES AND REGULATIONS

EXHIBIT C - TENANT IMPROVEMENT AGREEMENT

EXHIBIT D - MORTGAGES CURRENTLY AFFECTING THE PROJECT

EXHIBIT E - COMMENCEMENT DATE CONFIRMATION

EXHIBIT F - SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

EXHIBIT G - MEMORANDUM OF LEASE

EXHIBIT H - LANDLORD'S CONSENT TO ENCUMBRANCE BY TENANT OF LEASEHOLD ESTATE

EXHIBIT I - ENVIRONMENTAL ASSESSMENT CRITERIA

                                      LEASE

        THIS LEASE (the "Lease") is made as of February 23, 1999 between LMC-SHOREHAM INVESTMENT COMPANY, LLC, a California limited liability company, and CONVOY COURT INVESTMENT COMPANY, LLC, a California limited liability company, as tenants in common (the "Landlord"), and the Tenant named in the Schedule below.

        The following schedule (the "Schedule") is an integral part of this Lease. Terms defined in this Schedule shall have the same meaning throughout the Lease.

                                    SCHEDULE

        1.     TENANT: CombiChem, Inc., a Delaware corporation.

        2. PROJECT: Lots 1, 2 and 3 of Nexus Technology Centre Unit No. 1, in the City of San Diego, County of San Diego, State of California, according to Map thereof No. 11876, filed in the Office of the County Recorder of San Diego County, August 7, 1987.

        3. BUILDING: The building to be constructed known as 4570 Executive Drive, San Diego, California.

        4.     PROPERTY: Lot 2 of the Project.

        5. PREMISES: A portion of the Building as shown on Exhibit A attached hereto. If, prior to the commencement of construction of the Tenant Improvements, Tenant desires to modify the lay-out of the Premises, Landlord shall in good faith accommodate Tenant's reasonable request therefor. In addition, Landlord shall, at Tenant's request made prior to Landlord's approval of the Plans for the Tenant Improvements, provide sufficient space on the first floor of the Building for Tenant's staging, shipping and/or receiving activities. In the event that Tenant does request such space for staging, shipping and/or receiving, such space shall be part of the Premises and be included in the calculation of Rentable Area. If the parties agree upon a revised lay-out for the Premises, then the parties shall promptly amend Exhibit A of this Lease to include a floor plan of each floor of the Building with those portions of the Building which comprise the Premises marked accordingly.

        6. RENTABLE AREA: Approximately 75,000 rentable square feet ("Rentable Area") subject to adjustment pursuant to Section 3B. Landlord shall use its best efforts, however, from the date hereof through the Commencement Date to reduce the Rentable Area of the Premises by 5,000 rentable square feet by leasing such space to a third party. If Landlord succeeds in reducing the Rentable Area of the Premises by this amount (which shall be proven by the measurement required under Section 3B of this Lease) on or before the Commencement Date, Base Rent and all other items that are based upon the Rentable Area of the Premises shall be adjusted accordingly. If Landlord fails to reduce the Rentable Area by such


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

               amount on or before the Commencement Date, Landlord shall not increase the Base Rent for the Premises for the second year of the Term, as more fully described in item 12 of the Schedule. Thus, the Base Rent shall remain $191,250 (subject to adjustment pursuant to Section 3B of the Lease) until the commencement of the third year of the Term when the annual adjustments described in item 12 of the Schedule shall commence; provided, however, the maximum increase to the Base Rent for the third Lease Year shall not exceed ten percent (10%) of the Base Rent for the first Lease Year.

        7. TENANT'S PROPORTIONATE SHARE: Approximately 62.5% with respect to the Building. Tenant's Proportionate Share shall be calculated by dividing the rentable square footage of the Premises by the total rentable square footage of the Building.

        8.     SECURITY DEPOSIT: $191,250.

        9. TENANT IMPROVEMENTS: See the Tenant Improvement Agreement attached hereto as Exhibit C.

        10. COMMENCEMENT DATE: Ten (10) days following the Substantial Completion (as defined in Exhibit C) of the Tenant Improvements. Within five (5) business days following the Commencement Date, Landlord and Tenant shall execute a Commencement Date Confirmation substantially in the form of Exhibit E attached hereto. Within five days following Landlord's acquisition of fee title to the Property, Landlord and Tenant shall execute and cause to be recorded a Memorandum of Lease substantially in the form of Exhibit H attached hereto.

        11. TERMINATION DATE/TERM: The Lease term shall end fifteen (15) years after the Commencement Date, or if the Commencement Date is not the first day of a month, then the Lease term shall end fifteen (15) years after the first day of the calendar month following the Commencement Date.

        12. BASE RENT: $191,250 per month ($2.55 per rentable square foot). Base Rent shall be adjusted each year as follows:

               Except as set forth in item 6 of this Schedule, at the commencement of the second Lease Year and at the commencement of each Lease Year thereafter, the Base Rent (as the same may have been previously increased pursuant to this section) will be increased by multiplying the Base Rent for the first Lease Year (i.e., $191,250/month, subject to possible adjustment based upon a determination of change in the Rentable Area of the Premises as provided in Section 3B below) will be multiplied by a fraction, the numerator of which is the Index (defined below) for the last period for which the Index is published and ends before the commencement of the Lease Year for which the calculation is being made and the denominator of which is the Index for the same calendar period immediately preceding the Commencement Date. As used herein, the term "Index" is that which is published by the United States Department of Labor, Bureau of Labor


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
               Statistics in the Consumer Price Index for all Urban Consumers (CPI-U): San Diego, 1982-84 Base. The Base Rent as so increased will be paid in accordance with the provisions of Section 2A1 of this Lease. By way of illustration only, if (1) the Commencement Date were November 1, 1999, (2) the first Lease Year ended on October 31, 2000 and (3) the Index were published monthly, then the Base Rent for the Lease Year beginning on November 1, 2000, would be determined by multiplying the Base Rent for the first Lease Year (i.e., assume $191,250/month) by a fraction, the numerator of which is the Index for October, 2000 (assume such Index equals 171.6) and the denominator of which is the Index for October, 1999 (assume such Index equals 165.0) and, under those assumed facts, the Base Rent for the Lease Year commencing November 1, 2000, would be $198,900. Notwithstanding the foregoing, the maximum increase of Base Rent for any Lease Year shall not exceed five percent (5%) of the Base Rent for the preceding Lease Year. If the Bureau of Labor Statistics discontinues the publication of the Index or publishes the Index less frequently or alters the Index in some manner, then Landlord will adopt a substitute index or substitute procedure which reasonably reflects and monitors changes in consumer prices subject to Tenant's reasonable approval. In no event will Base Rent be decreased. Landlord's failure by reason of oversight, mistake or otherwise promptly to make the calculation or advise Tenant of the amount of increased Base Rent or to collect any increased Base Rent determined as set forth above, will not release Tenant of Tenant's obligation to pay Landlord, forthwith upon discovery of such oversight or mistake, an amount equal to the difference between Base Rent actually paid and the increased Base Rent that should have been paid.

        13. PERMITTED USES: Provided that such uses comply with all Governmental Requirements (as hereinafter defined) and the provisions of the Rules and Regulations attached as Exhibit B hereto, the Premises may be used for (1) General office purposes (including, but not limited to, sales and marketing); (2) research and development (including, but not limited to, light manufacturing of Tenant's products within the laboratory spaces of the Building as necessary to produce Tenant's chemical libraries for its partners, collaborators and customers and otherwise without substantial changes to the Initial Improvements); (3) warehouse, shipping and receiving; and (4) other light manufacturing in accordance with Governmental Requirements.

        14. TENANT'S PARKING RIGHTS: Tenant shall be entitled to Tenant's Proportionate Share of the four hundred twenty-one (421) available parking spaces. Ten (10) such parking spaces shall be exclusive which such exclusive parking spaces shall be the ten
               (10) parking spaces closest to the Building's passenger elevators, as determined by Tenant.

        15. REA: That certain Reciprocal Easement Agreement dated as of December 21, 1993 by and between Gensia, Inc., a Delaware corporation, and Gena Property Company, a California general partnership, and recorded in the Official Records of the San Diego County Recorder's Office on December 22, 1993 as Document Number 1993-0865825. Tenant has received and reviewed a copy of the REA.


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
        16. EXHIBITS: Exhibits A - I attached hereto as incorporated herein by this reference.

        17. ZONING: Landlord represents and warrants that Tenant's intended use of the Premises complies with the zoning applicable to the Property as of the date of this Lease.

        18.    TARGET COMMENCEMENT DATE: November 1, 1999.

        1. LEASE AGREEMENT. On the terms stated in this Lease, Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, for the Term beginning on the Commencement Date and ending on the Termination Date unless extended or sooner terminated pursuant to this Lease.

        2. RENT.

        A. Types of Rent. Tenant shall pay the following Rent, in the form of a check payable to LMC-Shoreham Investment Company, LLC to Landlord at the following address:

               LMC-Shoreham Investment Company, LLC
               c/o Lee Chesnut
               9627 Grossmont Summit Drive
               La Mesa, CA 91941

or, at Landlord's option, by wire transfer to such account(s) as Landlord shall notify Tenant, or in such other reasonable manner as Landlord may notify Tenant:

               1. Base Rent in monthly installments, without deduction or offset, in advance on or before the first day of each month of the Term in the amount set forth on the Schedule. Base Rent for the first full calendar month of the first Lease Year shall be paid upon execution of this Lease.

               2. Operating Cost Share Rent in an amount equal to the Tenant's Proportionate Share of the Operating Costs for the applicable fiscal year of the Lease, paid monthly in advance in an estimated amount. Definitions of Operating Costs and Tenant's Proportionate Share, and the method for billing and payment of Operating Cost Share Rent are set forth in Sections 2B, 2C and 2D.

               3. Tax Share Rent in an amount equal to the Tenant's Proportionate Share of the Taxes for the applicable fiscal year of this Lease, paid to Landlord on or before the later of thirty (30) days prior to delinquency or ten (10) days after Tenant's receipt from Landlord of a copy of the applicable tax bill. A definition of Taxes and the method for billing and payment of Tax Share Rent are set forth in Sections 2B, 2C and 2D.

               4. Additional Rent in the amount of all costs, expenses, liabilities, and amounts which Tenant is required to pay under this Lease, excluding Base Rent, Operating Cost Share Rent and Tax Share Rent, but including any interest for late payment of any item of Rent.

               5. Rent as used in this Lease means Base Rent, Operating Cost Share Rent, Tax Share Rent and Additional Rent. Tenant's agreement to pay Rent is an independent covenant, with no right of setoff, deduction or counterclaim of any kind.

        B.     Payment of Operating Cost Share Rent and Tax Share Rent.

               1. Payment of Estimated Operating Cost Share Rent and Tax Share Rent. Landlord shall estimate the Operating Costs and Taxes of the Property by April 1 of each fiscal year, or as soon as reasonably possible thereafter. Landlord may revise these estimates whenever it obtains more accurate information, such as the final real estate tax assessment or tax rate for the Property.

        Within ten (10) days after receiving the original or revised estimate from Landlord, Tenant shall pay Landlord one-twelfth (1/12th) of Tenant's Proportionate Share of this estimate (excluding Tenant's Proportionate Share of the Taxes which shall be paid pursuant to Section 2B3 below), multiplied by the number of months that have elapsed in the applicable fiscal year to the date of such payment including the current month, minus payments previously made by Tenant for the months elapsed. On the first day of each month thereafter, Tenant shall pay Landlord one-twelfth (1/12th) of Tenant's Proportionate Share of this estimate (excluding Tenant's Proportionate Share of the Taxes which shall be paid pursuant to Section 2B3 below), until a new estimate becomes applicable.

               2. Correction of Operating Cost Share Rent. Landlord shall deliver to Tenant a report for the previous fiscal year (the "Operating Cost Report") by May 15 of each year, or as soon as reasonably possible thereafter, setting forth (a) the actual Operating Costs incurred, (b) the amount of Operating Cost Share Rent due from Tenant, and (c) the amount of Operating Cost Share Rent paid by Tenant. Within twenty (20) days after such delivery, Tenant shall pay to Landlord the amount due minus the amount paid. If the amount paid exceeds the amount due, Landlord shall apply the excess to Tenant's payments of Operating Cost Share Rent next coming due.

               3. Current Tax Share Rent. Landlord shall deliver to Tenant an invoice for the upcoming fiscal year (the "Tax Report") by November 1 of each year, or as soon as reasonably possible thereafter, setting forth
        (a) the actual Taxes, (b) the amount of Tax Share Rent due from Tenant, and (c) the amount of Tax Share Rent to be paid by Tenant. Tenant shall pay to Landlord the amount due from Tenant for such Taxes on or before the later of thirty (30) days prior to delinquency or ten (10) days after Tenant's receipt from Landlord of a copy of the applicable tax bill.

        C.     Definitions.

               1. Included Operating Costs. "Project Common Areas" means the common areas designated in the REA. "Common Areas" means (a) all areas and facilities outside the Premises and within the exterior boundary line of the Property that are provided and designated by Landlord from time to time for the general non-exclusive use of Landlord, Tenant and other tenants of the Property and their respective employees, suppliers, shippers, customers and invitees, including, without limitation, exercise room, shower and changing rooms, parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls, and (b) Project Common Areas. "Operating Costs" means any expenses, costs and disbursements of any kind other than Taxes and capital expenses (except to the extent expressly permitted herein), paid or incurred by Landlord in connection with the management, maintenance, operation, insurance, repair and other related activities in connection with any part of the Building, Property, Project or Common Areas, as applicable, and of the personal property, fixtures, machinery, equipment, systems and apparatus used in connection therewith, including the cost of providing those services required to be furnished by Landlord under this Lease. Operating Costs shall also include (x) amounts billed to Landlord under the REA, (y) the costs of any Included Capital Items (defined below); provided, that if the cost of any single Included Capital Item shall exceed $35,000 then such cost shall be amortized by Landlord, together with an amount equal to interest at ten percent (10%) per annum, over the estimated useful life of such item and such amortized costs are only included in Operating Costs for that portion of the useful life of the Included Capital Item which falls within the Term, and (z) a management fee equal to one-and-one-half percent (1 1/2%) of Base Rent. Operating Costs shall also include the reasonable wages and overhead costs of a building engineer hired by Landlord with respect to the Property; provided, however, that such engineer helps to repair and maintain the Building and Property and does not primarily supervise Landlord's repair and maintenance obligations under this Lease. Landlord shall make such engineer available to Tenant, at no additional cost to Tenant, to perform minor repair and maintenance functions to the Premises.

               As used herein, the term "Included Capital Items" shall mean collectively (1) Replacement Capital Items and (2) Permitted Capital Additions. As used herein, the term "Replacement Capital Items" shall mean repair and replacement of the improvements in the Property (and all components thereof) which (a) Landlord has the obligation to maintain (other than the foundation and structural components of (i) the exterior walls of the Building, (ii) the roof of the Building and (iii) interior bearing walls and columns of the Building) and (b) were installed in the Property at the Commencement Date; without limiting the generality of the foregoing, Replacement Capital Items shall include (1) the repair of parking areas (including resurfacing and restriping as needed), (ii) replacement of roof covering and (iii) repair and replacement of components of HVAC, electrical, mechanical and plumbing systems. As used herein, the term "Permitted Capital Additions" shall mean capital improvements which are intended to (a) reduce Operating Costs or improve safety or (b) keep the Building, Property, Project or Common Areas, as applicable, in compliance with Governmental Requirements.

               2. Excluded Operating Costs. Operating Costs shall not include:

               (a)    costs of improvements or alterations of tenant premises;

               (b) costs of capital improvements other than Included Capital Items;

               (c) interest and principal payments on mortgages or any other debt costs, or rental payments on any ground lease of the Property or Project;

               (d)    real estate brokers' leasing commissions;

               (e) legal fees, space planner fees and advertising expenses incurred with regard to leasing the Property or portions thereof;

               (f) any cost or expenditure for which Landlord is reimbursed, by insurance proceeds or otherwise, except by Operating Cost Share Rent;

               (g) the cost of any service furnished to any other tenant of the Property which Landlord does not make available to Tenant;

               (h)    depreciation (except on any Included Capital Items);

               (i)    franchise or income taxes imposed upon Landlord;

               (j) costs of correcting defects in construction of the Building or Property (as opposed to the cost of normal repair, maintenance and replacement expected with the construction materials and equipment installed in the Building or Property in light of their specifications);

               (k) legal and auditing fees which are for the benefit of Landlord such as collecting delinquent rents, preparing tax returns and other financial statements, and audits other than those incurred in connection with the preparation of reports required pursuant to Section 2B above;

               (l) the wages of any employee for services not related directly to the management, maintenance, operation and repair of the Property and wages and expenses or for management in excess of the management fee provided in 2.C.1;

               (m)    fines, penalties and interest;

               (n) attorney's fees and other costs and expenses incurred in connection with negotiations or disputes with prospective tenants, tenants or other occupants of the Property;

               (o) damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents;

               (p) personal property taxes payable by any other occupant of the Property;

               (q) costs incurred due to a violation by Landlord or any tenant of the terms and conditions of any lease of space in the Building or Property;

               (r) rentals and other related expenses (other than taxes and insurance) incurred in leasing equipment ordinarily considered to be of a capital nature, except equipment that is presently leased for use in, or providing services to the Property, or that is used in providing security, operational, and maintenance services, and equipment, the cost of which would be included as an Included Capital Item;

               (s) costs arising from Landlord's charitable or political contributions or from costs or fees associated with Landlord's membership in a trade association;

               (t) maintenance, improvement, replacement or repair of the (a) exterior or interior load-bearing walls (except for the surfaces thereof), (b) foundations, and (c) roof structure of any building of the Property;

               (u) wages, fees and administrative costs for the management of the Property in excess of one-and-one-half percent (1 1/2%) of Base Rent; and

               (v) the costs of electricity used by Tenant in the Premises which is separately metered to, and paid by, Tenant.

Landlord agrees that (i) Landlord shall make no profit from Landlord's collection of Operating Cost; and (ii) Landlord shall reduce the amount of Operating Costs by any refund Landlord receives in connection with any costs or expenditures previously included in Operating Costs, less any cost incurred by Landlord by obtaining any such refund.

               3. Taxes. "Taxes" means any and all taxes, assessments and charges of any kind, general or special, ordinary or extraordinary, levied against the Property which Landlord shall pay or become obligated to pay in connection with the ownership, leasing, renting, management, use, occupancy, control or operation of the Property or of the personal property, fixtures, machinery, equipment, systems and apparatus used in connection therewith and for the benefit of the tenants thereof. Taxes shall include real estate taxes, personal property taxes, sewer rents, water rents, special or general assessments, transit taxes, ad valorem taxes, and any tax levied on the rents hereunder or the interest of Landlord under this Lease (the "Rent Tax"). Taxes shall also include all fees and other costs and expenses paid by Landlord in reviewing any tax and in seeking a refund or reduction of any Taxes to the extent that, if successful, Tenant would be benefited thereby, whether or not the Landlord is ultimately successful.

        If, by applicable law, any taxes or assessments may be paid in installments at the option of the taxpayer, then whether or not Landlord elects to pay taxes and assessments in such installments, Tenant's liability for such taxes and assessments shall be computed as if such election had been made, and only the installments thereof which would have become due during the Term shall be included in Tenant's tax obligations. Any refund or other adjustment to any Taxes by the taxing authority, shall apply during the year in which the adjustment is made. If a reduction in Taxes is obtained for any year of the Lease Term during which Tenant paid Taxes, then Operating Costs for such year shall be retroactively adjusted and Landlord shall provide Tenant with a credit against Tenant's next due obligations for Base Rent and Operating Costs or, if none, refund such amount to Tenant within thirty (30) days based on such adjustment. Landlord agrees to contest increases in the tax rate and assessed valuation of the Building or Property, which affect the general real estate tax component of Taxes or any other increase in Taxes customarily protested by prudent owners of commercial office buildings in the City of San Diego in a manner appropriate for such an owner.

        Taxes shall not include any net income (except Rent Tax), capital, stock, succession, transfer, franchise, gift, estate or inheritance tax, except to the extent that such tax shall be imposed in lieu of any portion of Taxes. In addition to the foregoing exclusions, Taxes shall not include: (i) any item to the extent otherwise included in Operating Costs; (ii) any environmental assessments, charges or liens arising in connection with the remediation of Hazardous Materials from the Property, the causation of which arose prior to the Commencement Date of this Lease, or to the extent caused by Landlord, its agents, employees or contractors or any tenant of the Property (other than Tenant or its sublessees or assignees); (iii) costs or fees payable to public authorities in connection with any future construction, renovation and/or improvements to the Property other than the Work or Improvements to the Premises made by or for Tenant, including fees for transit, housing, schools, open space, child care, arts programs, traffic mitigation measures, environmental impact reports, traffic studies, and transportation system management plans; (iv) reserves for future Taxes; or (v) any personal property taxes attributable to sculptures, paintings or other objects of art (except for objects of art installed in the Common Areas pursuant to requirements of public authority).

               4. Lease Year. "Lease Year" means each consecutive twelve-month period beginning with the Commencement Date, except that if the Commencement Date is not the first day of a calendar month, then the first Lease Year shall be the period from the Commencement Date through the final day of the twelve months after the first day of the following month, and each subsequent Lease Year shall be the twelve months following the prior Lease Year.

               5. Fiscal Year. "Fiscal Year" means the calendar year, except that the first fiscal year and the last fiscal year of the Term may be a partial calendar year.

        D.     Computation of Base Rent and Rent Adjustments.

               1. Prorations. If this Lease begins on a day other than the first day of a month, the Base Rent, Operating Cost Share Rent and Tax Share Rent shall be prorated for such partial month based on the actual number of days in such month. If this Lease begins on a day other than the first day, or ends on a day other than the last day, of the fiscal year, Operating Cost Share Rent and Tax Share Rent shall be prorated for the applicable fiscal year. If any Operating Cost paid in one fiscal year relates to more than one fiscal year, Landlord may proportionately allocate such Operating Cost among the related fiscal years.

               2. Default Interest. Any sum due from Tenant to Landlord not paid when due shall bear interest from the date due until paid at the lesser of ten percent (10%) per annum or the maximum rate permitted by law.

               3. Rent Adjustments. If the City of San Diego grants any tax break or conveys some other benefit due to Tenant's occupancy of the Premises (collectively, a "Benefit") and such Benefit accrues all or in part to Landlord, Landlord shall credit such amount to Tenant against Tenant's Rent obligation under this Lease at the time or times Landlord receives such Benefit.

               4. Books and Records. Landlord shall maintain books and records reflecting the Operating Costs and Taxes in accordance with generally accepted accounting practices and sound management practices. Tenant and its certified public accountant shall have the right to inspect Landlord's records at Landlord's office upon at least seventy-two (72) hours' prior notice during normal business hours during the ninety (90) days following the respective delivery of the Operating Cost Report or the Tax Report. The results of any such inspection shall be kept strictly confidential by Tenant and its agents, and Tenant and its certified public accountant must agree, in their contract for such services, to such confidentiality restrictions and shall specifically agree that the results shall not be made available to any other tenant of the Building. Unless Tenant sends to Landlord any written exception to either such report within ninety (90) days' following the date Tenant completes its review of Landlord's records, such report shall be deemed final and accepted by Tenant. Tenant shall pay the amount shown on both reports in the manner prescribed in this Lease, whether or not Tenant takes any such written exception, without any prejudice to such exception. If Tenant makes a timely exception, Landlord shall cause its independent certified public accountant to issue a final and conclusive resolution of Tenant's exception. If Tenant's and Landlord's accountants cannot agree upon a mutually-agreeable resolution to Tenant's exception, then such accountant shall jointly determine a mutually-acceptable accountant to resolve such disputed exception. Tenant shall pay the cost of such certification unless Landlord's original determination of annual Operating Costs or Taxes overstated the amounts thereof by more than three percent (3%), in which case Landlord shall pay the cost of such inspection and certification.

               5. Miscellaneous. So long as Tenant is in default of any obligation under this Lease, Tenant shall not be entitled to any refund of any amount from Landlord. If this Lease is terminated for any reason prior to the annual determination of Operating Cost Share Rent or Tax Share Rent, either party shall pay the full amount due to the other within fifteen (15) days after Landlord's notice to Tenant of the amount when it is determined. Landlord may commingle any payments made with respect to Operating Cost Share Rent or Tax Share Rent, without payment of interest.

        3. PREPARATION AND CONDITION OF PREMISES; POSSESSION AND SURRENDER OF PREMISES.

        A. Condition of Premises. Except to the extent of the Tenant Improvements item on the Schedule, Landlord is leasing the Premises to Tenant absolutely "as is" (subject to

Landlord's warranty obligations set forth below), without any obligation to alter, remodel, improve, repair or decorate any part of the Premises. Landlord shall cause the Premises to be completed in accordance with the Tenant Improvement Agreement attached as Exhibit C. Landlord shall deliver the Premises to Tenant on the Commencement Date clean and free of debris with the installation of the Tenant Improvements completed in accordance with the terms of the Tenant Improvement Agreement attached as Exhibit C. Landlord warrants to tenant that the roof, plumbing, fire sprinkler system, lighting, heating, ventilation and air conditioning systems and electrical systems in the Premises, shall be in good operating condition on the Commencement Date and during the initial twelve (12) months of the Term. In the event of a non-compliance with such warranty, Landlord shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Tenant setting forth the nature and extent of such non-compliance, rectify same at Landlord's cost and expense. Further, in connection with the construction of the Building structure and the Tenant Improvements pursuant to the Tenant Improvement Agreement, Landlord shall obtain customary warranties and guaranties from the contractor(s) performing such work and/or the manufacturers of equipment installed therein, but shall be under no obligation to incur additional expense in order to obtain or extend such warranties. If Tenant is required to make repairs to any component of the Premises or any of its systems not covered by the Landlord's warranty contained in this Section 3A but for which Landlord has obtained a contractor's or manufacturer's warranty, then Landlord shall, upon request by Tenant, use its good faith efforts to pursue its rights under any such warranties for the benefit of Tenant. Tenant's acceptance of the Premises shall be subject to the foregoing and to the provisions of this Lease regarding delivery of possession and completion by Landlord of all punch-list items. Tenant may obtain, at Tenant's sole cost and expense, extended warranties on any Building systems; Landlord shall (i) notify Tenant prior to its purchase of any Building system for which Tenant may obtain an extended warranty in order to give Tenant ample opportunity to obtain such a warranty and (ii) cooperate with and assist Tenant to obtain any such warranties.

        B. Measurement of Premises. Tenant understands that the Premises is to contain approximately seventy-five thousand (75,000) rentable square feet (as set forth in Item 6 of the Schedule). Upon completion of the Tenant Improvements, Landlord shall measure the Premises using the Standard Method for Measuring Floor Area in Office Buildings (BOMA), except that the "Construction Area" (as defined by BOMA) shall be included as gross rentable area (the "Standard Measure"), and if such measurement indicates that either the rentable square footage of the Premises and/or the Building differs from that set forth in this Lease, then Landlord shall so notify Tenant and the and Basic Rent (as shown in Items 8 and 15 of the Schedule) and all other items which are based upon the square footage of the Premises and/or the Building shall be promptly adjusted in proportion to the change in square footage. Tenant reserves the right to have its space planner or architect measure the Premises upon completion to confirm that the measurement provided by Landlord is accurate and conforms to the Standard Measure. Any discrepancy shall be promptly resolved by the parties through good faith negotiations or, if such negotiations fail to resolve the issue, arbitration pursuant to Section 29 hereof. Within five (5) business days following the Commencement Date, the parties shall memorialize the adjustments by executing the Commencement Date Confirmation substantially in the form of Exhibit E.

        C. Tenant's Possession. Except as set forth in Section 3A above, Tenant's taking possession of any portion of the Premises shall be conclusive evidence that the Premises were in good order, repair and condition, with the exception of any latent defects in the Building, which shall be Landlord's responsibility. If Landlord authorizes Tenant to take possession of any part of the Premises prior to the Commencement Date for purposes of doing business, all terms of this Lease shall apply to such pre-Term possession, including Base Rent at the rate set forth for the First Lease Year in the Schedule prorated for any partial month.

        D. Surrender. At the termination of this Lease, or Tenant's right to possession, Tenant shall return the Premises to Landlord in broom-clean, safe, neat and sanitary condition. To the extent Tenant fails to perform either obligation, Landlord may, but need not, restore the Premises to such condition and Tenant shall pay the cost thereof.

        4. PROJECT SERVICES. Landlord shall furnish services as follows (the cost of each of which shall be included in Operating Costs except to the extent that such service is separately metered to, and paid by, Tenant):

        A. Heating and Air Conditioning. Landlord shall furnish heating and air conditioning to provide a comfortable temperature, in Landlord's reasonable judgment, for normal business operations. Tenant shall have the ability to control after hours heating, and air conditioning of the Premises; provided, however, Tenant shall pay the actual cost of such after-hours heating and air conditioning.

        B. Elevators. Landlord shall provide the services of one (1) nonexclusive freight elevator and two (2) nonexclusive passenger elevators in the Building at all times during the Term.

        C. Electricity. Landlord shall provide sufficient electricity for Tenant's intended use of the Premises. Tenant's electricity usage (except for electricity used for heating and air conditioning other than heating and air conditioning unit(s) installed by Tenant which serve only the Premises) shall be separately metered.

        D. Water. Landlord shall furnish hot and cold tap water for use in Tenant's business operations, drinking and toilet purposes.

        E. Exercise Room and Shower. Landlord shall furnish and maintain (a) an exercise room not more than 1200 square feet in area, as reasonably agreed upon by Landlord and Tenant, on the first floor of the Building and the equipment therein and (b) two (2) men's and two (2) women's showers and changing rooms on the first floor of the Building.

        F. Interruption of Services. If any of the Building or Property equipment or machinery ceases to function properly for any cause Landlord shall use reasonable diligence to repair the same promptly. Landlord's inability to furnish, to any extent, the Property services set forth in this Section 4, or any cessation thereof resulting from any causes, other than Landlord's gross negligence or willful failure to provide such services, including any entry for repairs pursuant to this Lease, shall not render Landlord liable for damages to either person or property or for interruption or loss to Tenant's business, nor be construed as an eviction of Tenant, nor work an abatement of any portion of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. However, in the event that an interruption of the Property services set forth in this Section 4 causes the Premises to be untenantable for a period of at least five (5) consecutive business days, monthly Rent shall be abated proportionately and retroactively, and it shall be Landlord's responsibility to carry any insurance it requires to cover any such Rent abatement.

        G. Parking. During the Term, Tenant and its employees shall be entitled to use within the Project's parking areas at no additional expense to Tenant, it being hereby agreed that Tenant's payment of Base Rent, Operating Cost Share Rent and Tax Share Rent shall satisfy all parking rent obligations. Tenant shall comply with the parking requirements of the REA in its use of the Project's parking areas.

        5. ALTERATIONS, MAINTENANCE AND REPAIRS.

        A. Landlord's Consent and Conditions. After the Commencement Date, Tenant shall not make any improvements or alterations to the Premises (the "Work") without in each instance submitting plans and specifications for the Work to Landlord. For any alterations or improvements (or series of related alterations or improvements) costing more than $50,000 in any instance, Tenant shall also obtain Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord will be deemed to be acting reasonably in withholding its consent for any Work which (a) materially increases the cost of maintaining or reduces the value or utility of the base structural components or systems of the Building, (b) impairs the use or occupancy of any other tenant's premises, (c) is visible from outside the Project (other than Tenant's signage), or (d) reduces the value or utility of the Premises all as determined by Landlord in its reasonable and good faith discretion. Tenant shall reimburse Landlord for actual and reasonable costs incurred for review of the plans and all other items submitted by Tenant. Tenant shall pay for the cost of all Work.

        The following requirements shall apply to all Work:

               1. Prior to commencement, Tenant shall furnish to Landlord building permits, certificates of insurance satisfactory to Landlord (including, without limitation, certificates evidencing the insurance Tenant, its contractors and subcontractors are required to maintain under Section 8C), and, at Landlord's request, security for payment of all costs.

               2. Tenant shall perform all Work so as to maintain peace and harmony among other contractors serving the Project and shall avoid interference with other work to be performed or services to be rendered in the Project. Tenant shall use contractors reasonably acceptable to Landlord to perform the Work.

               3. The Work shall be performed in a good and workmanlike manner, meeting the standard for construction and quality of materials in the Building, and shall comply with all insurance requirements and all applicable governmental laws, ordinances and regulations ("Governmental Requirements").

               4. Tenant shall perform all Work so as to minimize or prevent disruption to other tenants, and Tenant shall comply with all reasonable requests of Landlord in response to complaints from other tenants.

               5. Tenant shall perform all Work in compliance with Landlord's "Policies, Rules and Procedures for Construction Projects" in effect at the time the Work is performed; provided that such policies, rules and procedures shall not unreasonably increase the cost of the work.

               6. Landlord may, in its sole discretion, supervise all Work; however, Tenant shall not pay Landlord any fee for such supervision.

               7. Upon completion, Tenant shall furnish Landlord with contractor's affidavits and full and final statutory waivers of liens, as-built plans and specifications, and receipted bills covering all labor and materials, and all other close-out documentation reasonably required in Landlord's "Policies, Rules and Procedures for Construction Projects".

        B. Maintenance and Repairs. Tenant shall, at its sole expense, keep the Premises and every part thereof in good order, condition and repair (loss or damage caused by the elements, ordinary wear and tear, and fire and other casualty excepted) including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, all Tenant Improvements installed pursuant to the Tenant Improvement Agreement and all improvements installed by Tenant in the Premises after the Commencement Date. Landlord shall maintain, at Landlord's sole cost which shall not be included in Operating Costs, the foundation and structural components of the Building including (1) the roof of the Building, (2) exterior walls of the Building and (3) interior bearing walls and columns of the Building. Landlord shall also maintain, and the cost thereof shall be an element of Operating Costs, (1) the Project Common Areas to the extent required under the REA, (2) the Common Areas located within the Property, including exercise room, showers and changing rooms, sidewalks, walkways, driveways, parking areas, landscaped areas, irrigation facilities, loading docks and interior and exterior lighting fixtures, (3) roof covering of the Building and (4) systems installed in the Building which service both the Premises and other portions of the Building including, without limitation, electrical, mechanical, plumbing, heating, ventilating, air conditioning, elevator, fire/life safety systems. Tenant shall, at Tenant's sole cost, be responsible for interior janitorial service of the Premises. Landlord shall maintain a common use trash disposal area within the Property and the cost of providing trash removal shall be an element of Operating Costs. Tenant shall, at Tenant's cost, be responsible for trash and/or waste removal which requires special handling such as hazardous and/or infectious waste. If Tenant fails to perform Tenant's obligations under this paragraph, Landlord shall have the right, but not the obligation, to perform such obligations and the reasonable costs incurred by Landlord in connection therewith shall be Additional Rent payable by Tenant upon receipt of written demand by Landlord.

        If any of the items for which Landlord has maintenance and repair responsibility break, fail or are damaged, Tenant shall promptly notify Landlord, and Landlord shall repair such item(s). Landlord may also at any reasonable time make any repairs or alterations which Landlord reasonably deems necessary for the safety or protection of the Property, or which Landlord is required to make by any court or pursuant to any Governmental Requirement. The cost of any repairs made by Landlord on account of Tenant's default, or on account of the misuse or neglect by Tenant or its invitees, contractors or agents anywhere in the Project, shall become Additional Rent payable by Tenant on demand. If Landlord fails to perform any of its repair and maintenance obligations under this Section 5B or otherwise as required in this Lease, and such failure materially affects Tenant's ability to use or occupy the Premises for the purposes permitted herein, Tenant shall have the right, but not the obligation, to perform such repairs and/or maintenance if such failure continues for more than fifteen (15) days after written notice from Tenant; provided, however, that if the nature of the repairs and/or maintenance to be completed by Landlord is such that more than fifteen (15) days are required to complete such repairs and/or maintenance, Landlord shall have such additional time as is reasonably necessary to complete such repairs and/or maintenance so long as Landlord takes appropriate action to commence such repairs and/or maintenance within such fifteen (15) day period and thereafter diligently pursues such repairs and/or maintenance to completion. In such event, Landlord shall reimburse Tenant for the reasonable costs incurred by Tenant to complete such repairs and/or maintenance within thirty (30) days after receipt of Tenant's written demand therefor, together with copies of the paid invoices evidencing the costs incurred by Tenant. Any repairs and/or maintenance permitted herein shall be performed in a good workmanlike manner by licensed contractors. If Landlord objects to the repairs and/or maintenance performed or the expenses incurred by Tenant in performing such work, Landlord shall deliver a written notice of Landlord's objection to Tenant within thirty (30) days after Landlord's receipt of Tenant's invoice evidencing the expenses incurred by Tenant. Landlord's notice shall set forth in reasonable detail Landlord's reasons for its claim that such repairs and/or maintenance were not required or were not Landlord's obligation in the terms of this lease and/or the reasons for Landlord's dispute of the expenses incurred by Tenant in performing such work. If Landlord and Tenant fail to resolve any such dispute within said thirty (30) day period, after Landlord has notified Tenant of Landlord's objections, the matter shall be resolved by binding arbitration in accordance with the provisions of Section 29 of this Lease.

        C. No Liens. Tenant has no authority to cause or permit any lien or encumbrance of any kind to affect Landlord's (or Landlord's Lender's) interest in the Property; any such lien or encumbrance shall attach to Tenant's interest only. If any mechanic's lien shall be filed or claim of lien made for work or materials furnished to Tenant, then Tenant shall at its expense within ten (10) business days thereafter either discharge or contest the lien or claim. If Tenant contests the lien or claim, then Tenant shall (i) within such ten (10) business day period, provide Landlord adequate security for the lien or claim,
(ii) contest the lien or claim in good faith by appropriate proceedings that operate to stay its enforcement, and (iii) pay promptly any final adverse judgment entered in any such proceeding. If Tenant does not comply with these requirements, Landlord may discharge the lien or claim, and the amount paid, as well as attorney's fees and other expenses incurred by Landlord, shall become Additional Rent payable by Tenant on demand. Nothing contained in this Lease shall constitute any consent by Landlord to subject Landlord's estate to liability under any mechanics' or other lien law. Tenant shall give Landlord adequate opportunity, and Landlord shall have the right at all times, to post such notices of nonresponsibility as may be allowed under California law.

        Landlord acknowledges Tenant's right to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located in or at the Premises, and Landlord agrees to execute waiver forms releasing liens in favor of any purchase money seller, lessor or lender who has financed or may finance in the future such items; provided, however, Tenant shall have no right to impose a lien upon (and Landlord shall have no obligation to provide any waiver with respect to) the Initial Improvements (defined below). Without limiting the effectiveness of the foregoing, provided that no default shall have occurred and be continuing, Landlord shall, upon the request of Tenant, and at the Tenant's sole cost and expense, execute and deliver any instruments reasonably necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment to any person or entity permitted under this paragraph including landlord waivers substantially in the form of Exhibit H attached hereto with respect to any of the foregoing.

        D. Ownership of Improvements. All Tenant Improvements, as defined in Exhibit C, financed by Landlord's Contribution plus the Tenant Improvements financed and/or paid for by Tenant up to a maximum of $1,500,000 (together, the "Initial Improvements") (i) shall become Landlord's property upon installation without compensation to Tenant, unless Landlord consents otherwise in writing, and (ii) shall be surrendered to Landlord with the Premises at the termination of the Lease or Tenant's right to possession. To the extent that the total cost of the Initial Improvements exceeds the amount of Landlord's Contribution plus the $1,500,000 to be paid by Tenant, then, within 45 days following the Commencement Date, Tenant shall submit to Landlord a list of leasehold improvements as well as equipment and machinery, to the extent relevant, which
(1) have an installation cost equal to or less than the amount of the excess cost for the Tenant Improvements over Landlord's Contribution and Tenant's $1,500,000 payment, (2) could be removed from the Premises upon termination or expiration of the Lease without material damage to the Building or the Premises or otherwise materially affect the operation of systems installed in the Building or Premises and (3) Tenant desires to retain ownership of and have the right to remove upon termination or expiration of the Lease. Within 30 days following Landlord's receipt of Tenant's list, Landlord shall approve the list unless Landlord has a reasonable and material objection thereto. If Landlord and Tenant are unable to resolve Landlord's objection(s), the matter shall be resolved pursuant to arbitration as provided under Section 29 of this Lease.

        All improvements to the Premises made by or on behalf of Tenant at Tenant's sole cost and expense (except for the Initial Improvements) whether pursuant to the Tenant Improvements Agreement attached hereto as Exhibit C or
Section 5A hereto (the "Subsequent Improvements") shall be and remain Tenant's property. Tenant shall have the right to remove the Subsequent Improvements in accordance with Section 5E below in which case Tenant shall restore the Premises to the condition required for surrender under Section 3D hereto upon the expiration or earlier termination of the Term.

        E. Removal at Termination. Upon the termination of this Lease or Tenant's right of possession, Tenant shall have the right to remove from the Property the Subsequent Improvements and other personal property of Tenant. If Tenant does not timely remove such property, then Tenant shall be conclusively presumed to have, at Landlord's election and to the extent applicable (i) conveyed such property to Landlord without compensation or (ii) abandoned such property, and Landlord may dispose of or store any part thereof in any manner at Tenant's sole cost, without waiving Landlord's right to claim from Tenant all expenses arising out of Tenant's failure to remove the property, and without liability to Tenant or any other person.

Landlord shall have no duty to be a bailee of any such personal property. If Landlord elects abandonment, Tenant shall pay to Landlord, upon demand, any expenses incurred for disposition. Tenant expressly releases Landlord of and from any and all claims and liability for damage to or destruction or loss of property left by Tenant upon the Premises at the expiration or other termination of this Lease and, to the extent permitted by then applicable law, Tenant shall protect, indemnify, defend and hold Landlord harmless from and against any and all claims and liability with respect thereto.

        F. Landlord's Work. Landlord shall have the right at any time to change the arrangement and location of all entrances, sidewalks, driveways, parking areas, and other public parts of the Project, provided that such changes do not materially impair Tenant's access to or use or occupancy of the Building, and, upon giving Tenant reasonable notice thereof, to change any name, number or designation by which the Premises, the Building or the Property is commonly known, provided that Landlord shall reimburse Tenant's reasonable out-of-pocket costs associated with such change including printing and administrative costs.

        6. USE OF PREMISES. Tenant shall use the Premises only for the permitted use identified in this Lease. Tenant shall not allow any change in use of the Premises which will have a material adverse effect on the cost or coverage of Landlord's insurance on the Property. Tenant shall not allow any inflammable or explosive liquids or materials to be kept on the Premises except for those liquids and materials used in the normal course of Tenant's business, which shall be stored and used in accordance with applicable laws and insurance requirements. Tenant shall not allow any change in use of the Premises which would cause the value or utility of any part of the Premises to diminish or would interfere with any other Tenant or with the operation of the Property by Landlord. Tenant shall not cause or permit any nuisance or waste upon the Premises, or allow any offensive noise or odor to emanate from the Premises or in any way obstruct or interfere with the rights of other tenants or occupants of the Project.

        Tenant acknowledges that the Americans With Disabilities Act of 1990 (as amended and as supplemented by further laws from time to time, the "ADA") imposes certain requirements upon the owners, lessees and operators of commercial facilities and places of public accommodation, including, without limitation, prohibitions on discrimination against any individual on the basis of disability. Notwithstanding any other provision of this Lease, Landlord agrees at Landlord's expense, to take all proper action to cause the Building structure and the Common Areas to comply with the ADA requirements and Tenant agrees, at Tenant's expense, to take all proper and necessary action to cause the Premises, any repairs, replacements, alterations and improvements thereto to be maintained, used and occupied in compliance with the ADA requirements, to the extent that those requirements are based upon the Tenant's occupancy, alteration, improvement, use of the Premises and, further, to otherwise assume all responsibility to ensure the Premises' continued compliance with all provisions of the ADA throughout the Term. Tenant shall, at its expense, make any alterations or modifications to its improvements to the Building, in order to bring Tenant's use and occupancy of the Premises into compliance with the ADA. Tenant shall pay, as Additional Rent, Tenant's Proportionate Share of expenses incurred by Landlord in bringing the Common Areas of the Project into compliance with provisions of the ADA to the extent any such compliance is required by changes in the ADA after the Commencement Date. The Premises shall not be used as a "place of public accommodation" under the ADA or similar laws, regulations, statutes and/or ordinances;

provided, that if any governmental authority shall deem the Premises to be a "place of public accommodation" as a result of Tenant's use, Tenant shall either modify its use to cause such authority to rescind its designation or be responsible for any alterations, structural or otherwise, required to be made to the Property or the Premises under such laws.

        7. GOVERNMENTAL REQUIREMENTS AND PROJECT RULES. Tenant shall comply with all Governmental Requirements applying to its use of the Premises. Tenant shall also comply with all reasonable and non-discriminatory rules established for the Project, including, without limitation, the parking area, from time to time either by Landlord or pursuant to the REA, of which Tenant receives notice from Landlord. The present rules and regulations are contained in Exhibit B. Failure by another tenant to comply with the rules or failure by Landlord to enforce them shall not relieve Tenant of its obligation to comply with the rules or make Landlord responsible to Tenant in any way, provided that Landlord agrees to use commercially reasonable efforts to enforce such rules to the extent that Tenant's use or occupancy of the Premises is affected by such failure. Landlord shall use reasonable efforts to apply the rules and regulations uniformly with respect to Tenant and tenants in the Building under leases containing rules and regulations similar to this Lease.

        8. WAIVER OF CLAIMS; INDEMNIFICATION; INSURANCE.

        A. Waiver of Claims. To the extent permitted by law, Tenant waives any claims it may have against Landlord or its officers, directors, employees or agents for business interruption or damage to property sustained by Tenant as the result of any act or omission of Landlord, other than Landlord's gross negligence or willful misconduct.

        To the extent permitted by law, Landlord waives any claims it may have against Tenant or its officers, directors, employees or agents for loss of rents or damage to property sustained by Landlord as the result of any act or omission of Tenant, other than Tenant's gross negligence or willful misconduct.

        B. Indemnification. Tenant shall indemnify, defend and hold harmless Landlord and its officers, directors, employees and agents against any claim by any third party for injury to any person or damage to or loss of any property occurring in the Property and arising from any act or omission or negligence of Tenant or any of Tenant's employees or agents. Tenant's obligations under this section shall survive the termination of this Lease.

        Landlord shall indemnify, defend and hold harmless Tenant and its officers, directors, employees and agents against any claim by any third party for injury to any person or damage to or loss of any property occurring in the Property and arising from any act or omission or negligence of Landlord or any of Landlord's employees or agents. Landlord's obligations under this section shall survive the termination of this Lease.

        C. Tenant's Insurance. Tenant shall maintain insurance as follows, with such other terms, coverages and insurers, as Landlord shall reasonably require from time to time:

               1. Commercial General Liability Insurance, with (a) Contractual Liability including the indemnification provisions contained in this Lease, (b) a severability of interest endorsement, (c) limits of not less than One Million Dollars ($1,000,000) combined single limit per occurrence and not less than Two Million Dollars ($2,000,000) in the aggregate for bodily injury, sickness or death, and property damage, and umbrella coverage of not less than Five Million Dollars ($5,000,000). Not more frequently than once every six years during the term of this Lease, the limits of liability of the policy of commercial general liability insurance shall be increased to such amounts as Landlord's insurer or lender may reasonably require, consistent with customary limits then being required of comparable tenants in San Diego County.

               2. Property Insurance against "All Risks" of physical loss covering the replacement cost of all of the Tenant Improvements and all of Tenant's improvements, fixtures and personal property in the Premises;

               3. Workers' compensation or similar insurance in form and amounts required by law, and Employer's Liability with not less than the following limits:

                             Each Accident                $500,000
                             Disease--Policy Limit        $500,000
                             Disease--Each Employee       $500,000

        Tenant's insurance shall be primary and not contributory to that carried by Landlord, its agents, or mortgagee. Landlord, and if any, Landlord's building manager or agent and ground lessor shall be named as additional insureds as respects to insurance required of the Tenant in Section 8C(1). The company or companies writing any insurance which Tenant is required to maintain under this Lease, as well as the form of such insurance, shall at all times be subject to Landlord's reasonable approval, and any such company shall be authorized to do business in the state in which the Project is located. Such insurance companies shall have a A.M. Best rating of A- VI or better. Tenant's insurance policy under paragraph 8C(1) may be covered by a "blanket policy" of insurance.

        Tenant shall cause any contractor of Tenant performing work on the Premises to maintain insurance as follows, with such other terms, coverages and insurers, as Landlord shall reasonably require from time to time:

               (1) Commercial General Liability Insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement, and contractor's protective liability coverage, to afford protection with limits, for each occurrence, of not less than One Million Dollars ($1,000,000) with respect to personal injury, death or property damage.

               (2) Workers' compensation or similar insurance in form and amounts required by law, and Employer's Liability with not less than the following limits:

                             Each Accident                $500,000
                             Disease--Policy Limit        $500,000
                             Disease--Each Employee       $500,000

        Tenant's contractor's insurance shall be primary and not contributory to that carried by Tenant, Landlord, their agents or mortgagees. Tenant and Landlord, and if any, Landlord's building manager or agent, mortgagee or ground lessor shall be named as additional insured on Tenant's contractor's insurance policies.

        D. Insurance Certificates. Tenant shall deliver to Landlord certificates evidencing all required insurance no later than five (5) days prior to the Commencement Date and each renewal date. Each certificate will provide for thirty (30) days prior written notice of cancellation to Landlord and Tenant.

        E. Landlord's Insurance. Landlord shall, as an item of Operating Cost, maintain "All-Risk" property insurance at replacement cost, including loss of rents, on the Building, and Commercial General Liability insurance policies covering the Common Area of the Property, each with such terms, coverages and conditions as are normally carried by reasonably prudent owners of properties similar to the Property, including, without limitation, reasonable deductibles as are maintained by such owners (which, except with respect to earthquake coverage shall not exceed 10% of the replacement value of the Building). Landlord may, at Landlord's option or if required by Landlord's lender, as an item of Operating Cost maintain earthquake insurance. The premiums for such earthquake insurance shall not exceed the premium rate, as adjusted from time to time, of the California Earthquake Authority as applicable to the Project, and the deductible amount of such insurance shall be equal to the amount typically held by the owners of similar commercial space in the University Towne Centre area. In the event any earthquake damage occurs resulting in Tenant liability for the deductible in excess of $10,000, Tenant's payment of such deductible shall be amortized over the useful life of the repair or replacement and shall be payable in monthly installments for the portion of the useful life which falls within the Lease Term. Notwithstanding the foregoing, Tenant shall not be liable for any earthquake insurance deductible in excess of $150,000. As an item of Operating Costs, Landlord shall also maintain (or cause to be maintained) the insurance required under the REA.

        Without affecting any other rights or remedies, Landlord and Tenant ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident the perils required to be insured against under this Section 8. The effect of such releases and waivers of the right to recover damages shall be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Landlord and Tenant agree to have their respective insurance companies issuing insurance pursuant to this Lease, waive any right to subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance is not invalidated thereby.

        Landlord shall cause any contractor of Landlord performing work on the Premises to maintain insurance as follows, with such other terms, coverages and insurers, as Landlord shall reasonably require from time to time:

               (1) Commercial General Liability Insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement, and contractor's protective liability coverage, to afford protection with limits, for each occurrence, of not less than One Million Dollars ($1,000,000) with respect to personal injury, death or property damage.

               (2) Workers' compensation or similar insurance in form and amounts required by law, and Employer's Liability with not less than the following limits:

                             Each Accident                $500,000
                             Disease--Policy Limit        $500,000
                             Disease--Each Employee       $500,000

        9. FIRE AND OTHER CASUALTY.

        A. Termination. If a fire or other casualty causes substantial damage to the Building or the Premises, Landlord shall engage a registered architect to certify within one (1) month of the casualty to both Landlord and Tenant the amount of time needed to restore the Building and the Premises to tenantability, using standard working methods. If the time needed exceeds 180 days from the beginning of the restoration, or two (2) months therefrom if the restoration would begin during the last twelve (12) months of the Lease, then in the case of the Premises, either Landlord or Tenant may terminate this lease, and in the case of the Building, Landlord may terminate this Lease, by notice to the other party within ten (10) days after the notifying party's receipt of the architect's certificate. The termination shall be effective thirty (30) days from the date of the notice and Rent shall be paid by Tenant to that date, with an abatement for any portion of the space which has been untenantable after the casualty. Notwithstanding the foregoing, Landlord shall not be permitted to terminate the Lease if (1) Tenant provides Landlord written notice within five
(5) business days of Tenant's receipt of Landlord's termination notice that it desires that the Lease not terminate and Tenant is willing to complete the repairs and restorations and be responsible for any costs to be incurred in connection therewith in excess of available insurance proceeds and (2) Tenant shall pay to Landlord Rent due under this Lease as and when due without abatement less the amount actually received by Landlord from rental loss insurance.

        B. Restoration. If a casualty causes damage to the Building or the Premises but this Lease is not terminated for any reason, then subject to the rights of any mortgagees or ground lessors, Landlord shall obtain the applicable insurance proceeds and diligently restore the Building and the Premises subject to current Governmental Requirements. Tenant shall replace its damaged improvements and fixtures which are deemed Landlord's property under Section 5D hereof. Rent shall be abated on a per diem basis from the date of the casualty until the completion of the restoration for any portion of the Premises which is untenantable, except to the extent that Tenant's negligence caused the casualty and such rental abatement is not covered by Landlord's loss of rent insurance.

        10. EMINENT DOMAIN. If a part of the Property is taken by eminent domain or deed in lieu thereof which is so substantial that the Premises cannot reasonably be used by Tenant for the operation of its business, then either party may terminate this Lease effective as of the date of the taking. If all or any portion of the parking areas of the Project is taken which affects Tenant's parking rights under this Lease, Landlord shall use good faith, commercially reasonable efforts to locate reasonable replacement parking for Tenant at no additional cost to Tenant. Tenant shall have the right to terminate this Lease by giving written notice to Landlord within six (6) months after the taking of all or any portion of the parking areas of the Project if, (1) as a result of such taking, Tenant's use of the Premises is materially and adversely affected, and (2) Landlord is unable or unwilling to provide Tenant with reasonably comparable replacement parking for such lost parking. Notice of Tenant's exercise of the right to terminate this Lease as provided in the preceding sentence shall be delivered to Landlord in writing and shall specify the effective date of termination which shall be not earlier than 90 days following the date of such notice nor later than 180 days following the date of such notice.

        Rent shall abate from the date of the taking in proportion to any part of the Premises taken. Tenant shall be entitled to any award which is specifically awarded as compensation for the taking of Tenant's personal property which was installed at Tenant's expense, for the value of Tenant's goodwill, for any damage to Tenant's business and for costs of Tenant's relocation to new premises. Except as set forth herein, the entire award for a taking of any kind shall be paid to Landlord, and Tenant shall have no right to share in the award. All obligations accrued to the date of the taking shall be performed by each party.

        11. RIGHTS RESERVED TO LANDLORD.

        Landlord may exercise at any time any of the following rights respecting the operation of the Project without liability to the Tenant of any kind:

        A. Name. To change the name or street address of the Building or the suite number(s) of the Premises (subject to the limitations of 5F).

        B. Signs. To install, remove and maintain any signs on the exterior and in the interior of the Building, and to approve, prior to installation, any of Tenant's signs in the Premises visible from the common areas or the exterior of the Building; provided, however, Tenant, at Tenant's sole cost, shall be entitled to place signage on the building at a place selected by Tenant, subject to the approval of any governmental authority with jurisdiction over the project. Landlord shall have the right to reasonably approve the sign placement, color and design; provided that such sign shall be visible from Eastgate Mall and Executive Drive at Tenant's election.

        C. Window Treatments. To approve, at its discretion, prior to installation, any shades, blinds, ventilators or window treatments of any kind, as well as any lighting within the Premises that may be visible from the exterior of the Building or any interior common area.

        D. Keys. To retain and use in the event of an emergency only (with immediate telephonic notice to Tenant), one set of passkeys to enter the Premises but no keys shall be required to be given to Landlord to provide access to any laboratory areas or other areas reasonably reserved by Tenant from Landlord access based upon the proprietary nature of any work being performed therein.

        E. Access. To have access to inspect the Premises upon 24 hours advance notice to Tenant, and to perform its obligations, or make repairs, alterations, additions or improvements, as permitted by this Lease.

        F. Preparation for Reoccupancy. To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant abandons the Premises, without relieving Tenant of any obligation to pay Rent.

        G. Heavy Articles. To approve the weight, size, placement and time and manner of movement within the Building of any safe, central filing system or other heavy article of Tenant's property; provided that such approval shall not be unreasonably withheld for any such article reasonably required for the operation of Tenant's business in the Premises. Tenant shall move its property entirely at its own risk.

        H. Show Premises. To show the Premises to prospective purchasers, tenants, brokers, lenders, investors, rating agencies or others at any reasonable time, provided that Landlord gives at least 24 hours prior notice to Tenant, agrees to be escorted by an employee of Tenant and does not materially interfere with Tenant's use of the Premises.

        I. Use of Lockbox. To designate a lockbox collection agent for collections of amounts due Landlord. In that case, the date of payment of Rent or other sums shall be the date of the agent's receipt of such payment or the date of actual collection if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment. However, Landlord may reject any payment for all purposes as of the date of receipt or actual collection by mailing to Tenant within 21 days after such receipt or collection a check equal to the amount sent by Tenant.

        J. Repairs and Alterations. To make repairs or alterations to the Property and in doing so transport any required material through the Premises, to close entrances, doors, corridors, elevators and other facilities in the Property and, to the extent required by such repairs or alterations, to open any ceiling in the Premises or temporarily suspend services or use of the Common Areas in the Property. Landlord may perform any such repairs or alterations during ordinary business hours, except that Tenant may require any Work in the Premises to be done after business hours if Tenant pays Landlord for overtime and any other expenses incurred. Landlord may do or permit any work on any nearby building, land, street, alley or way.

        K. Landlord's Agents. If Tenant is in default under this Lease, possession of Tenant's funds or negotiation of Tenant's negotiable instrument by any of Landlord's agents shall not waive any breach by Tenant or any remedies of Landlord under this Lease.

        L. Building Services. To install, use and maintain through the Premises, pipes, conduits, wires and ducts serving the Building, provided that such installation, use and maintenance does not unreasonably interfere with Tenant's use of the Premises.

        M. Other Actions. To take any other action which Landlord deems reasonable in connection with the operation, maintenance or preservation of the Project.

        N. Driveway Easement. To grant to Frazee East Property Partners, L.P. (or its successor) a driveway easement for access to the property adjacent to the Property known as Lots 1, 2, 3 and 4 of Chancellor Park Unit No. 2.

        12. TENANT'S OR LANDLORD'S DEFAULT.

        Any of the following shall constitute a default by Tenant:

        A. Rent Default. Tenant fails to pay any Rent within ten (10) days after receipt of notice that such amount was not received when due (provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the California Code of Civil Procedure.)

        B. Performance Default. Tenant fails to perform any other obligation to Landlord under this Lease, and this failure continues for ten (10) days after written notice from Landlord (provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the California Code of Civil Procedure), except that if Tenant begins to cure its failure within the ten (10) day period but cannot reasonably complete its cure within such period, then, so long as Tenant continues to diligently attempt to cure its failure, the ten (10) day period shall be extended to sixty
(60) days, or such lesser period as is reasonably necessary to complete the cure;

        C. Credit Default. One of the following credit defaults occurs:

               1. Tenant commences any proceeding under any law relating to bankruptcy, insolvency, reorganization or relief of debts, or seeks appointment of a receiver, trustee, custodian or other similar official for the Tenant or for any substantial part of its property, or any such proceeding is commenced against Tenant and either remains undismissed for a period of sixty (60) days or results in the entry of an order for relief against Tenant which is not fully stayed within seven days after entry;

               2. Tenant becomes insolvent or bankrupt, does not generally pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors;

               3. Any third party obtains a levy or attachment under process of law against Tenant's leasehold interest.

        D. Abandonment Default. Tenant abandons the Premises.

        E. Landlord Default. Landlord shall not be deemed in default under this Lease unless Landlord fails to perform an obligation to be performed by Landlord within thirty (30) days of the date such performance is due; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days is reasonably required for its performance, then Landlord shall not be deemed in default under this Lease if Landlord commences performance within such thirty (30) day period and thereafter diligently pursues such performance to completion.

        13. LANDLORD REMEDIES.

        A. Termination of Lease or Possession. If Tenant defaults, Landlord may elect by notice to Tenant either to terminate this Lease or to terminate Tenant's possession of the Premises without terminating this Lease. In either case, Tenant shall immediately vacate the Premises and deliver possession to Landlord, and Landlord may repossess the Premises and may, at Tenant's sole cost, remove any of Tenant's signs and any of its other property, without relinquishing its right to receive Rent or any other right against Tenant. Without limiting the generality of the foregoing, upon the termination of this Lease or the termination of Tenant's right of possession, it shall be lawful for the Landlord, without formal demand or notice of any kind, to re-enter the Premises by summary dispossession proceedings or any other action or proceeding authorized by law and to remove Tenant and all persons and property therefrom.

        B. Lease Termination Damages. Except as otherwise provided in Section 13C, if Tenant abandons the Premises prior to the end of the term hereof, or if Tenant's right to possession is terminated by Landlord because of a default by Tenant under this Lease, this Lease shall terminate. Upon such termination, Landlord may recover from Tenant the following, as provided in Section 1951.2 of the California Civil Code: (i) the worth at the time of award of the unpaid Rent and other charges under this Lease that had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid Rent and other charges under this Lease which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid Rent and other charges under this Lease for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or that in the ordinary course of things would be likely to result therefrom. As used herein, the following terms are defined: (a) The "worth at the time of award" of the amounts referred to in Sections (i) and
(ii) is computed by allowing interest at the lesser of eight percent (8%) per annum or the maximum lawful rate. The "worth at the time of award" of the amount referred to in Section (iii) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

        C. Continuation of Lease. Even if Tenant has abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rent as it becomes due. This remedy is intended to be the remedy described in California Civil Code
Section 1951.4, and the following provision from such Civil Code Section is hereby repeated: "The Lessor has the remedy described in California Civil Code
Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations)." Any such payments due Landlord shall be made upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due from time to time. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach.

        D. Possession Termination Damages. If Landlord terminates Tenant's right to possession without terminating the Lease and Landlord takes possession of the Premises itself, Landlord may relet any part of the Premises for such Rent, for such time, and upon such terms as Landlord in its sole discretion shall determine, without any obligation to do so prior to renting other vacant areas in the Building. Any proceeds from reletting the Premises shall first be applied to the expenses of reletting, including restoration, repair, alteration, advertising, brokerage, legal, and other reasonably necessary expenses. If the reletting proceeds after payment of expenses are insufficient to pay the full amount of Rent under this Lease, Tenant shall pay such deficiency to Landlord monthly upon demand as it becomes due. Any excess proceeds shall be retained by Landlord.

        E. Landlord's Remedies Cumulative. All of Landlord's remedies under this Lease shall be in addition to all other remedies Landlord may have at law or in equity. Waiver by Landlord of any breach of any obligation by Tenant shall be effective only if it is in writing, and shall not be deemed a waiver of any other breach, or any subsequent breach of the same obligation. Landlord's acceptance of payment by Tenant shall not constitute a waiver of any breach by Tenant, and if the acceptance occurs after Landlord's notice to Tenant, or termination of the Lease or of Tenant's right to possession, the acceptance shall not affect such notice or termination. Acceptance of payment by Landlord after commencement of a legal proceeding or final judgment shall not affect such proceeding or judgment. Landlord may advance such monies and take such other actions for Tenant's account as reasonably may be required to cure or mitigate any default by Tenant. Tenant shall immediately reimburse Landlord for any such advance, and such sums shall bear interest at the default interest rate until paid.

        F. WAIVER OF TRIAL BY JURY. EACH PARTY WAIVES TRIAL BY JURY IN THE EVENT OF ANY LEGAL PROCEEDING BROUGHT BY THE OTHER IN CONNECTION WITH THIS LEASE. EACH PARTY SHALL BRING ANY ACTION AGAINST THE OTHER IN CONNECTION WITH THIS LEASE IN A FEDERAL OR STATE COURT LOCATED IN SAN DIEGO, CALIFORNIA, CONSENTS TO THE JURISDICTION OF SUCH COURTS, AND WAIVES ANY RIGHT TO HAVE ANY PROCEEDING TRANSFERRED FROM SUCH COURTS ON THE GROUND OF IMPROPER VENUE OR INCONVENIENT FORUM.

        G. Litigation Costs. Tenant shall pay Landlord's reasonable attorneys' fees and other costs in enforcing this Lease, whether or not suit is filed.

        14. SURRENDER. Upon termination of this Lease or Tenant's right to possession, Tenant shall return the Premises to Landlord in good order and condition, ordinary wear and casualty damage excepted. If Landlord requires Tenant to remove any alterations, then Tenant shall remove the alterations in a good and workmanlike manner and restore the Premises to its condition prior to their installation.

        15. HOLDOVER. If Tenant retains possession of any part of the Premises after the Term, Tenant shall become a month-to-month tenant for the entire Premises upon all of the terms of this Lease as might be applicable to such month-to-month tenancy, except that Tenant shall pay all of Base Rent, Operating Cost Share Rent and Tax Share Rent at double the rate in effect immediately prior to such holdover, computed on a monthly basis for each full or partial month Tenant remains in possession. Tenant shall also pay Landlord all of Landlord's direct and consequential damages. No acceptance of Rent or other payments by Landlord under these holdover provisions shall operate as a waiver of Landlord's right to regain possession or any other of Landlord's remedies. Notwithstanding the foregoing, any period of time required by Tenant for removal of its alterations shall not be considered a holdover occupancy for purposes of this Section 15 unless Landlord provides Tenant with at least 90 days advance written notice of such obligations.

        16. SUBORDINATION TO GROUND LEASES AND MORTGAGES.

        A. Subordination. This Lease shall be subordinate to any present or future ground lease or mortgage respecting the Property, and any amendments to such ground lease or mortgage, at the election of the ground lessor or mortgagee as the case may be, effected by notice to Tenant in the manner provided in this Lease; provided, however, that notwithstanding such subordination, so long as Tenant is not in default under any of the terms, covenants and conditions of this Lease, neither this Lease nor any of the rights of Tenant hereunder upon Tenant's covenanting that Tenant is not in default hereunder, shall be terminated or subject to termination by any trustee's sale, any action to enforce the security, or by any proceeding or action in foreclosure. The subordination shall be effective upon such notice, but at the request of Landlord or ground lessor or mortgagee, Tenant shall within ten (10) business days of the request, execute and deliver to the requesting party any reasonable documents provided to evidence the provisions of this paragraph. Tenant acknowledges that the subordination and non-disturbance agreement attached hereto as Exhibit F is reasonable in form and content.

        Landlord shall use reasonable efforts to obtain from all beneficiaries under all deeds of trust and all mortgagees under all mortgages encumbering the Property which were recorded prior to the recording of the Memorandum of Lease a notarized subordination and non-disturbance agreement in a form reasonably acceptable to Tenant (Tenant acknowledges that the subordination and non-disturbance agreement attached hereto as Exhibit F is reasonably acceptable to Tenant). If, notwithstanding Landlord's reasonable efforts, Landlord has been unable to obtain a signed and notarized subordination and non-disturbance agreement from all such beneficiaries and mortgagees within 60 days following the date of this Lease, Tenant shall have the right to terminate this Lease provided that (1) Tenant's exercise of the right to terminate must occur within 20 days following delivery by Landlord to Tenant of written notice that Landlord has been unable to obtain all such subordination and non-disturbance agreements (Tenant's failure timely to exercise the right to terminate shall result in a waiver of the right to terminate) and (2) if Landlord has not yet notified Tenant of Landlord's inability to obtain all such subordination and non-disturbance agreements, Tenant's notice of termination shall not be effective if, within 20 days after delivery of such notice by Tenant to Landlord, Landlord delivers to Tenant all such subordination and non-disturbance agreements bearing the notarized signatures of such beneficiaries and mortgagees and (3) if this Lease is terminated, neither party shall have any further liability to the other arising out of or relating to this Lease.

        B. Termination of Ground Lease or Foreclosure of Mortgage. If any ground lease is terminated or mortgage foreclosed or deed in lieu of foreclosure given and the ground lessor, mortgagee, or purchaser at a foreclosure sale shall thereby become the owner of the Property, Tenant shall attorn to such ground lessor or mortgagee or purchaser without any deduction or setoff by Tenant, and this Lease shall continue in effect as a direct lease between Tenant and such ground lessor, mortgagee or purchaser, so long as, with respect to a new purchaser, such new purchaser assumes all of the Landlord's obligations arising under this Lease from and after the date of such transfer (except that Landlord's obligation to fund the Landlord's Contribution under the Tenant Improvement Agreement shall be binding upon any transferee). The ground lessor or mortgagee or purchaser shall be liable as Landlord only during the time such ground lessor or mortgagee or purchaser is the owner of the Property. At the request of Landlord, ground lessor or mortgagee, Tenant shall execute and deliver within ten (10) days of the request any document furnished by the requesting party to evidence Tenant's agreement to attorn.

        C. Security Deposit. Any ground lessor or mortgagee shall be responsible for the return of any security deposit by Tenant only to the extent the security deposit is received by such ground lessor or mortgagee. As a condition to Tenant's attornment hereunder, the mortgagee or ground lessor shall be assigned Landlord's interest in the Security Deposit and any Rent prepaid in excess of one month.

        D. Notice and Right to Cure. If the Property is subject to any ground lease or mortgage identified with name and address of ground lessor or mortgagee in Exhibit F to this Lease (as the same may be amended from time to time by written notice to Tenant) then Tenant agrees to send by registered or certified mail to any ground lessor or mortgagee identified either in such Exhibit or in any later notice from Landlord to Tenant a copy of any notice of default sent by Tenant to Landlord. If Landlord fails to cure such default within the required time period under this Lease, but ground lessor or mortgagee begins to cure within ten (10) days after such period and proceeds diligently to complete such cure, then ground lessor or mortgagee shall have such additional time as is necessary to complete such cure, including any time necessary to obtain possession if possession is necessary to cure, and Tenant shall not begin to enforce its remedies so long as the cure is being diligently pursued. Should Landlord be deemed to be in material default of this Lease, then Landlord shall be liable to Tenant for all damages sustained by Tenant as a direct result of Landlord's breach. If any such default materially interferes with Tenant's business operation in the Premises, Tenant may give Landlord and the holder of any first mortgage or deed of trust covering the Premises a second written notice specifying exactly the nature of the Landlord's failure and its impact on Tenant's business operation in the Premises and the further remedial action deemed necessary by Tenant. If such remedial action is not undertaken within ten
(10) days of such second written notice, Tenant shall be entitled to terminate this Lease, but in no event earlier than ten (10) days after the second notice to Landlord and the holder of any first mortgage or deed of trust covering the Premises. Notwithstanding the foregoing, Tenant shall not be entitled to terminate this Lease as a result of Landlord's default if Landlord or the ground lessor or mortgagee is making diligent efforts to perform the obligations required of Landlord under this Lease. Nothing herein contained shall be interpreted to mean that Tenant is excused from paying any rent due hereunder as a result of any default by Landlord.

        E. Definitions. As used in this Section 16, "mortgage" shall include "trust deed" and "mortgagee" shall include "trustee", "mortgagee" shall include the mortgagee of any ground lessee, and "ground lessor", "mortgagee", and "purchaser at a foreclosure sale" shall include, in each case, all of its successors and assigns, however remote.

        17. ASSIGNMENT AND SUBLEASE.

        A. In General. Tenant shall not, without the prior consent of Landlord in each case, (i) make or allow any assignment or transfer, by operation of law or otherwise, of any part of Tenant's interest in this Lease, (ii) grant or allow any lien or encumbrance, by operation of law or otherwise, upon any part of Tenant's interest in this Lease, (iii) sublet any part of the Premises, or
(iv) permit anyone other than Tenant and its employees to occupy any part of the Premises. Tenant shall remain primarily liable for all of its obligations under this Lease, notwithstanding any assignment or transfer. No consent granted by Landlord shall be deemed to be a consent to any subsequent assignment or transfer, lien or encumbrance, sublease or occupancy. Any assignment or transfer, grant of lien or encumbrance, or sublease or occupancy without Landlord's prior written consent shall be void. If Tenant shall assign this Lease or sublet the Premises in its entirety any rights of Tenant to renew this Lease, extend the Term or to lease additional space in the Property shall be extinguished thereby and will not be transferred to the assignee or subtenant, all such rights being personal to the Tenant named herein.

        B. Landlord's Consent. Landlord will not unreasonably withhold, condition or delay its consent to any proposed assignment or subletting. It shall be reasonable for Landlord to withhold its consent to any assignment or sublease if (i) Tenant is in default under this Lease under any material obligation beyond any applicable cure period, (ii) the proposed assignee or sublessee is a tenant in the Property or an affiliate of such a tenant or a party that Landlord has identified as a prospective tenant in the Property and with whom Landlord is actively negotiating, (iii) the financial responsibility, nature of business, and character of the proposed assignee or subtenant are not all reasonably satisfactory to Landlord, (iv) in the reasonable judgment of Landlord the purpose for which the assignee intends to use the Premises (or a portion thereof) is not in keeping with Landlord's standards for the Building or are in violation of the terms of this Lease or the REA, (v) the proposed assignee or subtenant is a government entity, or (vi) in the case of an assignment only, the proposed assignment is for less than the entire Premises or for less than the remaining Term of the Lease or the REA. The foregoing shall not exclude any other reasonable basis for Landlord to withhold its consent.

        C. Procedure. Tenant shall notify Landlord of any proposed assignment or sublease at least fifteen (15) days prior to its proposed effective date. The notice shall include the name and address of the proposed assignee or subtenant, its corporate affiliates in the case of a corporation and its partners in a case of a partnership, an execution copy of the proposed assignment or sublease, and sufficient information to permit Landlord to determine the financial responsibility and character of the proposed assignee or subtenant. As a condition to any effective assignment of this Lease, the assignee shall execute and deliver in form satisfactory to Landlord at least fifteen (15) days prior to the effective date of the assignment, an assumption of all of the obligations of Tenant under this Lease. As a condition to any effective sublease, subtenant shall execute and deliver in form satisfactory to Landlord at least fifteen (15) days prior to the effective date of the sublease, an agreement to comply with all of Tenant's obligations under this Lease, and at Landlord's option, an agreement (except for the economic obligations which subtenant will undertake directly to Tenant) to attorn to Landlord under the terms of the sublease in the event this Lease terminates before the sublease expires.

        D. Permitted Transfers. Any provision in this Lease to the contrary notwithstanding, Landlord's consent shall not be required for any of the following transfers (each of which shall be a "Permitted Transfer"): (a) to any person(s) or entity who controls, is controlled by or is under common control with Tenant; (b) to any entity resulting from the merger, consolidation or other reorganization with Tenant, whether or not Tenant is the surviving entity, but provided that, upon completion of such merger, consolidation or reorganization, the net worth of the surviving entity is equal to or greater than Tenant's net worth immediately prior to such merger, consolidation or reorganization; (c) to any person or legal entity which acquires all or substantially all of the assets or stock of Tenant (each of the foregoing is hereinafter referred to as a "Tenant Affiliate"); or (d) a sublease to any entity who operates a business in the Premises solely for the purpose of supporting Tenant's business operations; provided that such use is a Permitted Use under item 12 of the Schedule. Before an assignment to a Tenant Affiliate shall be effective, (x) said Tenant Affiliate shall assume, in full, the obligations of Tenant under this Lease, (y) Landlord shall be given written notice of such assignment and assumption and (z) the use of the Premises by the Tenant Affiliate shall be as set forth in item 13 of the Schedule. For purposes of this paragraph, a public or private offering of Tenant stock is a Permitted Transfer, and the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management, affairs and policies of anyone, whether through the ownership of voting securities, by contract or otherwise. The provisions of Section 17E of this Lease shall not apply to an assignment or sublease by Tenant as permitted by this Section 17D.

        E. Excess Payments. If Tenant shall assign this Lease or sublet any part of the Premises for consideration in excess of:

               1. the pro rata portion of Rent applicable to the space subject to the assignment or sublet and

               2. Tenant's actual out-of-pocket costs of any such assignment or subletting and any unamortized costs of tenant improvements benefiting such transferee and paid for by Tenant directly (assuming all such amounts are amortized in equal monthly installments of principal and interest over the then-remaining term of the sublease or, in the event of an assignment, this Lease (but not including any extension or renewal rights) at an interest rate of 10% per annum), then Tenant shall pay to Landlord as Additional Rent 50% of any such excess immediately upon receipt.

        F. Landlord's Assignment. Prior to the Commencement Date, Landlord shall not assign its interest in this Lease to any third party without Tenant's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant's consent shall not be required in the event Landlord transfers its interest to an entity in which Lee Chesnut owns at least a 33% beneficial interest.

        18. CONVEYANCE BY LANDLORD. If Landlord shall at any time transfer its interest in the Property or this Lease, Landlord shall be released of any obligations occurring after such transfer, except the obligation to return to Tenant any security deposit or prepaid Rent not delivered to its transferee, and Tenant shall look solely to Landlord's successors for performance of such obligations. Subject to the provisions of Section 16, this Lease shall not be affected by any such transfer.

        19. ESTOPPEL CERTIFICATE. Each party shall, within ten (10) business days of receiving a request from the other party, execute, acknowledge in recordable form, and deliver to the other party or its designee a certificate stating, subject to a specific statement of any applicable exceptions, that the Lease as amended to date is in full force and effect, that the Tenant is paying Rent and other charges on a current basis, and that to the best of the knowledge of the certifying party, the other party has committed no uncured defaults and has no offsets or claims. The certifying party may also be required to state the date of commencement of payment of Rent, the Commencement Date, the Termination Date, the Base Rent, the current Operating Cost Share Rent and Tax Share Rent estimates, to the best of the knowledge of the certifying party the status of any improvements required to be completed by Landlord, the amount of any security deposit, and such other factual matters as may be reasonably requested. Failure to deliver such statement within the time required shall be conclusive evidence against the non-certifying party that this Lease, with any amendments identified by the requesting party, is in full force and effect, that there are no uncured defaults by the requesting party, that not more than one month's Rent has been paid in advance, that the non-certifying party has not paid any security deposit, and that the non-certifying party has no claims or offsets against the requesting party.

        20. SECURITY DEPOSIT. Tenant shall deposit with Landlord on the date of this Lease security (the "Security Deposit") for the performance of all of its obligations in the amount set forth on the Schedule. The Security Deposit shall accrue interest at the rate of five percent (5%) per annum, and all interest accrued on the Security Deposit shall be paid over to Tenant by Landlord within five (5) business days of the last day of each calendar year. If Tenant defaults under this Lease, Landlord may use any part of the Security Deposit to pay or perform any obligation of Tenant under this Lease, or to compensate Landlord for any loss or damage resulting from any default. To the extent any portion of the Security Deposit is so used, Tenant shall within five (5) days after demand from Landlord reinstate the Security Deposit to its full amount. If Tenant shall perform all of its obligations under this Lease and return the Premises to Landlord at the end of the Term, Landlord shall return any remaining Security Deposit to Tenant. The Security Deposit shall not serve as an advance payment of Rent or a measure of Landlord's damages for any default under this Lease.

        If Landlord transfers its interest in the Property or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to its transferee or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant's right to the return of the Security Deposit shall apply solely against Landlord's transferee.

        21. FORCE MAJEURE. Except with regard to Tenant's obligation to pay Rent, neither Landlord nor Tenant shall be in default under this Lease to the extent either of them is unable to perform any of its obligations on account of any strike or labor problem, energy shortage, governmental pre-emption or prescription, flood, earthquake, national emergency, or any other cause of any kind beyond such party's reasonable control ("Force Majeure").

        22. NOTICES. All notices, consents, approvals and similar communications to be given by one party to the other under this Lease (including, without limitation, any notice required by law to be given by Landlord to Tenant as a condition to the filing of an action alleging an unlawful detainer of the Premises and any three (3) day notice under Section 1161(2) or (3) of the California Code of Civil Procedure), shall be given in writing, mailed or personally delivered as follows:

        A.     Landlord. To Landlord as follows:

               LMC-Shoreham Investment Company, LLC
               c/o Lee Chesnut
               9627 Grossmont Summit Drive
               La Mesa, CA 91941

or to such other person at such other address as Landlord may designate by notice to Tenant.

        B.     Tenant. To Tenant as follows:

               Before the Commencement Date:            After the Commencement Date:
               CombiChem, Inc.                          CombiChem, Inc.
               9050 Camino Santa Fe                     4570 Executive Drive, Suite ___
               San Diego, CA  92121                     San Diego, CA  92121
               Attn:  Chief Financial Officer           Attn:  Chief Financial Officer

or to such other person at such other address as Tenant may designate by notice to Landlord.

        Mailed notices shall be sent by United States certified or registered mail, or by a reputable national overnight courier service, postage prepaid. Mailed notices shall be deemed to have been given on the earlier of actual delivery or three (3) business days after posting in the United States mail in the case of registered or certified mail, and one business day in the case of overnight courier.

        23. QUIET POSSESSION. Subject to the provisions of Section 16, so long as Tenant shall not be in default of any of its obligations under this Lease beyond the applicable cure period provided herein, Tenant shall enjoy peaceful and quiet possession of the Premises against any party claiming through the Landlord.

        24. REAL ESTATE BROKER. Tenant represents to Landlord that Tenant has not dealt with any real estate broker with respect to this Lease except for John Burnham and Company ("Tenant's Broker"), and no other broker claiming through Tenant is in any way entitled to any broker's fee or other payment in connection with this Lease. Tenant shall indemnify and defend Landlord against any claims by any other broker or third party claiming to represent Tenant for any payment of any kind in connection with this Lease based upon such representation. Landlord shall, at its sole cost and expense, pay all commissions due and owing to Tenant's Broker (specifically, Landlord shall pay Tenant's Broker (i) $125,000 on the later of the date on which Landlord acquires fee title to the Property (as set forth in Section 31) or the date on which Landlord's lender approves this Lease (as set forth in Section 32) and (ii) $125,000 on the Commencement Date).

        25. MISCELLANEOUS.

        A. Successors and Assigns. Subject to the limits on Tenant's assignment contained in Section 17, the provisions of this Lease shall be binding upon and inure to the benefit of all successors and assigns of Landlord and Tenant.

        B. Date Payments Are Due. Except for payments to be made by Tenant under this Lease which are expressly due upon demand or upon a date which is expressly stated in this Lease (e.g., Base Rent), Tenant shall pay to Landlord any other amounts due hereunder within thirty (30) days of Tenant's receipt of a Landlord's statement.

        C. Meaning of "Landlord," "Re-Entry," "Including" and "Affiliate". The term "Landlord" means only the owner of the Property and the lessor's interest in this Lease from time to time. The words "re-entry" and "re-enter" are not restricted to their technical legal meaning. The words "including" and similar words shall mean "without limitation." The word "affiliate" shall mean a person or entity controlling, controlled by or under common control with the applicable entity. "Control" shall mean the power directly or indirectly, by contract or otherwise, to direct the management and policies of the applicable entity.

        D. Time of the Essence. Time is of the essence of each provision of this Lease.

        E. No Option. This document shall not be effective for any purpose until it has been executed and delivered by both parties; execution and delivery by one party shall not create any option or other right in the other party.

        F. Severability. The unenforceability of any provision of this Lease shall not affect any other provision.

        G. Governing Law. This Lease shall be governed in all respects by the laws of the state of California, without regard to the principles of conflicts of laws.

        H. Lease Modification. Tenant agrees to modify this Lease in any way requested by a mortgagee which does not cause increased expense to Tenant or otherwise materially adversely affect Tenant's interests under this Lease or in the Premises.

        I. No Oral Modification. No modification of this Lease shall be effective unless it is a written modification signed by both parties.

        J. Landlord's Right to Cure. If Landlord breaches any of its obligations under this Lease, Tenant shall notify Landlord in writing and shall take no action respecting such breach so long as Landlord immediately begins to cure the breach and diligently pursues such cure to its completion. Landlord may cure any default by Tenant; any expenses reasonably incurred shall become Additional Rent due from Tenant on demand by Landlord.

        K. Captions. The captions used in this Lease shall have no effect on the construction of this Lease.

        L. Authority. Landlord and Tenant each represents to the other that it has full power and authority to execute and perform this Lease.

        M. Landlord's Enforcement of Remedies. Landlord may enforce any of its remedies under this Lease either in its own name or through an agent.

        N. Entire Agreement. This Lease, together with all Appendices, constitutes the entire agreement between the parties. No representations or agreements of any kind have been made by either party which are not contained in this Lease.

        O. Singular and Plural. Wherever appropriate in this Lease, a singular term shall be construed to mean the plural where necessary, and a plural term the singular. For example, if at any time two parties shall constitute Landlord or Tenant, then the relevant term shall refer to both parties together.

        P. Memorandum of Lease. Landlord and Tenant shall execute and record a Memorandum of lease substantially in the form of Exhibit G attached hereto within five (5) business days following the date on which Landlord acquires fee title to the Property.

        Q. Exclusivity. Landlord does not grant to Tenant in this Lease any exclusive right except the right to occupy its Premises.

        R. No Construction Against Drafting Party. The rule of construction that ambiguities are resolved against the drafting party shall not apply to this Lease.

        S. Survival. All obligations of Landlord and Tenant under this Lease shall survive the termination of this Lease.

        T. Rent Not Based on Income. No rent or other payment in respect of the Premises shall be based in any way upon net income or profits from the Premises. Tenant may not enter into or permit any sublease or license or other agreement in connection with the Premises which provides for a rental or other payment based on net income or profit.

        U. Building Manager and Service Providers. Landlord may perform any of its obligations under this Lease through its employees or third parties hired by the Landlord, provided that the costs of services performed by Landlord's employees shall not exceed the cost of such services, if they had been submitted by Landlord for competitive bid by competent third parties performing such services in the San Diego Metropolitan area.

        V. Late Charge and Interest on Late Payments. Without limiting the provisions of Section 12A, if Tenant fails to pay any installment of Rent or other charge to be paid by Tenant pursuant to this Lease when due and payable, Landlord shall notify Tenant in writing that the installment of Rent or other charge to be paid by Tenant is delinquent. If Tenant fails to pay such amount within five (5) business days of its receipt of Landlord's notice, then Tenant shall pay a late charge equal to the greater of four percent (4%) of the amount of such payment or $250. In addition, interest shall be paid by Tenant to Landlord on any late payments of Rent from the date due until paid at the rate provided in Section 2D(2). Such late charge and interest shall constitute Additional Rent due and payable by Tenant to Landlord upon the date of payment of the delinquent payment referenced above.

        W. Lease Termination Agreement and Agreement for Purchase and Sale. Landlord's and Tenant's obligations hereunder are expressly conditioned upon Campson Corporation's and Tenant's duly authorized execution and delivery of that certain Lease Termination and Release

Agreement dated as of the date hereof as well as that certain Agreement for Purchase and Sale of Leasehold Improvements dated as of the date hereof.

        26. UNRELATED BUSINESS INCOME. If Landlord is advised by its counsel at any time that any part of the payments by Tenant to Landlord under this Lease may be characterized as unrelated business income under the United States Internal Revenue Code and its regulations, then Tenant shall enter into any amendment proposed by Landlord to avoid such income, so long as the amendment does not require Tenant to pay more Rent or accept fewer services from Landlord, than this Lease provides, and provided that Landlord reimburses Tenant's reasonable legal fees and costs associated with such amendment.

        27. HAZARDOUS SUBSTANCES.

        A. Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste the presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, lease or effect of which, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Landlord to any governmental agency or third party under any Government Requirement. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Tenant may, without Landlord's prior consent, use Hazardous Substances in the Premises provided that Tenant's use of such Hazardous Substances (i) is in the normal course and scope of Tenant's business operations permitted in the Premises, (ii) is in compliance with all Government Requirements, (iii) does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage and
(iv) expose Landlord to any liability therefor.

        B. Landlord's Access to Records regarding Hazardous Substances. Landlord shall have access to and the right to audit, upon twenty-four (24) hours prior written notice (or with no notice in the event of an emergency), all of Tenant's records regarding the Hazardous Substances located on the Premises. Such records shall include, without limitation, any statements, reports, notices, registrations, applications, permits, business plans, licenses, claims, actions or proceedings given to, or received from, any governmental authority or private party, or persons entering into or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises in violation of Governmental Requirements. Notwithstanding the foregoing, Tenant shall immediately notify Landlord following any material violation (as determined by Tenant in its reasonable and good faith discretion) of its obligations under Section 27A above

        C. Indemnification. Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Tenant or under Tenant's control. Tenant's obligations under this Section 27 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including reasonable consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, such that the Premises shall be returned to the condition required by all applicable Government Requirements, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligation under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement. Notwithstanding any other provision of this Lease, Landlord represents to the best of Landlord's actual knowledge that there are no Hazardous Substances, including but not limited to any solvents, metals, petroleum, lead-based paint, PCBs, or asbestos in, on, under or about the Premises. Notwithstanding this representation, Landlord shall indemnify and hold Tenant harmless against and from all liability and claims of any kind for loss or damage to Tenant, its employees or agents, and for expenses and fees of Tenant (including but not limited to reasonable costs, expenses and attorneys' fees), incurred, directly or indirectly, as a result the existence of Hazardous Substances in, on, under or about the Premises as of the Commencement Date.

        D. Exit Assessment. Prior to Tenant's surrender of the Premises, Tenant shall conduct an "Exit Assessment" consisting of a Phase I Environmental Assessment and such other tests as are listed on the Assessment Criteria attached hereto as Exhibit H by an environmental consultant reasonably acceptable to Landlord. Landlord shall receive a copy of the report(s) of Tenant's Exit Assessment and said report(s) shall be deemed the physical condition of the Premises upon Tenant's surrender of Premises. The cost of Tenant's Exit Assessment shall be paid by Tenant. In the event that the Exit Assessment indicates contamination of the Premises resulting from Tenant's occupancy and/or use of the Premises, Tenant shall take such action as may be reasonable under the circumstances to restore the Premises to the condition required by all applicable Government Requirements; provided, however, that such condition does not materially impair the value of the Property or the ability of the owner to obtain financing for the Property. In the event such condition does materially impair the value of the Property or the ability of the owner to obtain financing for the Property, Tenant shall take such action as may be reasonable under the circumstances to ensure that the condition of the Premises does not materially impair the value of the Property or the ability of the owner to obtain financing on the Property.

        28. EXCULPATION. Landlord shall have no personal liability under this Lease beyond its obligation to complete the Building shell and fund the Landlord's Contribution (as set forth in the Tenant Improvement Agreement), its liability shall be limited to its interest in the Project, and shall not extend to any other property or assets of the Landlord (except for the amount of any unfunded Landlord's Contribution wrongfully withheld by Landlord). In no event shall any officer, director, employee, agent, shareholder, partner, member or beneficiary of Landlord be personally liable for any of Landlord's obligations hereunder.

        29. ARBITRATION OF DISPUTES.

        A. Disputes Subject to Arbitration. Except for Landlord's right to bring an action in unlawful detainer as a result of any monetary default, or a default caused by Tenant's vacation or abandonment of the Premises, all disputes or controversies with respect to this Lease and any amendments hereof shall be determined and settled by arbitration conducted in accordance with the commercial rules of the American Arbitration Association. The arbitration shall be conducted in San Diego, California, by a single arbitrator selected in accordance with the commercial rules of the American Arbitration Association. Notwithstanding the commercial rules of the American Arbitration Association, the following shall apply:

               1. Not less than three weeks in advance of the date for the commencement of the arbitration hearing, Landlord and Tenant shall simultaneously exchange (1) the name, address and qualifications of all experts intended to be called at the time of the arbitration hearing and (2) any reports and/or data relied upon by such experts in connection with forming an opinion relevant to the dispute which is the subject of the arbitration.

               2. Not less than five days prior to the date set for the commencement of the arbitration hearing, each party shall
                      (1) make available for an oral deposition any expert(s) whose testimony is/are expected to be given at the time of the arbitration hearing and (2) deliver to the other party all exhibits which are intended to be entered into evidence at the time of the arbitration hearing.

               3. In addition to the discovery allowed in the preceding paragraphs, the arbitrator may, in the arbitrator's discretion, allow for additional document discovery as may be reasonable under the circumstances giving rise to the dispute which is the subject of the arbitration.

               4. Each party shall advance one-half of the fees payable to the American Arbitration Association and the arbitrator; provided, however, following the arbitrator's decision, the arbitration may, at its discretion, award to the prevailing party such fees and costs advanced in addition to any other relief included in the arbitrator's award.

        B. Enforcement. The judgment or the award rendered in any arbitration initiated and conducted in accordance with this Article 29 may be entered in any court of competent jurisdiction and shall be final and binding upon the parties.

               Notice: By initialing in the space below you are agreeing to have any dispute arising out of the matters included in the "Arbitration of Disputes" provision decided by neutral arbitration as provided by California Law and you are giving up any rights you might possess to have the dispute litigated in a court of jury trial. By initialing in the space below you are giving up your judicial rights to discovery and appeal, unless such rights are specifically included in this Article 29. Your agreement to the arbitration provision is voluntary.

               As indicated by our initials below, we have read and understand the foregoing and agree to submit disputes arising out of the matters included in the "Arbitration of Disputes" provision to neutral, binding arbitration:

                  Landlord: ____________ Tenant: _____________

        30. RIGHT OF FIRST NEGOTIATION. In the event that a tenant of the Building decides to vacate or vacates the Building, or any portion thereof, which such tenant is leasing (the "Additional Space") rendering the Additional Space available for lease, Landlord shall, before it starts to market the Additional Space, notify Tenant in writing that Tenant may lease the

Additional Space. Tenant shall notify Landlord that it would like to lease within thirty (30) days of its receipt of such notice, and Landlord and Tenant shall then prepare a letter of intent or similar preliminary agreement (oral or written) (collectively, the "LOI") and negotiate the terms of a lease for the Additional Space. If Tenant fails to notify Landlord of its desire to lease the Additional Space within such thirty (30) day period, Tenant shall be deemed to have waived its right to the Additional Space. If Landlord and Tenant fail to reach an agreement on the terms of such LOI and/or lease, Landlord shall notify Tenant in writing of this fact and may then seek a third party tenant for the Additional Space. Tenant, however, shall retain a right of first refusal on the Additional Space if the Additional Space is offered for lease to any party for consideration that is less than ninety-five percent (95%) of the consideration specified in the LOI.

        31. CONDITION PRECEDENT: LANDLORD'S ACQUISITION OF THE PROPERTY. Landlord's and Tenant's obligations under this Lease are subject to the condition precedent that, on or before April 30, 1999, Landlord (or Landlord's assignee) acquires fee title to the Property from Sunroad Corporate Centre One, LLC. Landlord shall use reasonable efforts to acquire fee title to the Property in accordance with that certain Purchase and Sale Agreement between Landlord and Sunroad dated February 4, 1999. If, on or before April 30, 1999, Landlord has not acquired fee title to the Property, then either Landlord or Tenant may, by delivery of written notice to the other, terminate this Lease; provided, however, Tenant's notice of termination shall not be effective if, within five business days after delivery of such notice, Landlord acquires fee title to the Property.

        32. CONDITION PRECEDENT: LANDLORD'S LENDER APPROVAL. Landlord's obligations under this Lease are subject to the condition precedent that, on or before March 15, 1999, Landlord receives from Landlord's lender (Tokai Bank) written notice of approval of the terms of this Lease. Landlord shall use reasonable efforts to obtain approval of this Lease from Landlord's lender. If, on or before March 15, 1999, Landlord has not received from Landlord's lender approval of this Lease, then Landlord or Tenant may, by delivery of written notice to the other, terminate this Lease; provided, however, Tenant's notice of termination shall not be effective if, within five business days after delivery of such notice, Landlord receives from Landlord's lender written notice of approval of this Lease.

        33. LANDLORD'S INDEMNITY AND LIQUIDATED DAMAGES.

        In the event this Lease is terminated as a consequence of either of the conditions precedent set forth in Sections 31 and 32 not being timely satisfied, Landlord (or Landlord's assignee) agrees to indemnify, defend and hold harmless Tenant, Tenant's agents and Tenant's affiliates from and against any and all claims, liabilities, costs and expenses arising out of or related to this failure including, without limitation (i) all costs incurred in connection with the Tenant Improvements and the Tenant Improvement Agreement (e.g., design professional and project management fees as well as reasonable attorney's fees and costs) and (ii) any commission paid to Tenant's Broker. Landlord shall be liable for Tenant's consequential damages; however, Landlord and Tenant agree that it would be impractical and extremely difficult to estimate the consequential damages which Tenant may suffer. Therefore, Landlord and Tenant agree that $3,810.69 per day from the date of this Lease through the date that Landlord notifies Tenant in writing that either of the conditions precedent set forth in Sections 31 and 32 has not been met represents a fair and reasonable amount of Tenant's consequential damages. Landlord shall pay such sum to Tenant promptly following the failure of either of the conditions precedent set forth in Sections 31 and 32.

        34. OPTION TO RENEW. Tenant shall have the right and option to renew this Lease for a further term of five years commencing on the expiration date of the 15th Lease Year. The option to extend the term of this Lease may be exercised only by delivery to Landlord, prior to the expiration date of the 14th Lease Year, of written notice of such exercise. Tenant's exercise of the option shall be subject to the condition that Tenant not be in default in the performance of Tenant's obligations under this Lease and shall be irrevocable. Tenant's occupancy during the option period shall be subject to all terms and conditions of this Lease provided, however, Base Rent shall be adjusted as provided below. The Base Rent to be paid by Tenant to Landlord during the first Lease Year of the option period (i.e. Lease Year 16) shall be the greater of (1) the Base Rent payable during the 15th Lease Year or (2) the Market Rental Rate. As used herein, the term "Market Rental Rate" shall mean that rate which is prevailing as of the commencement of the first Lease Year of the option period for comparable space in a comparable building in the University Town Center area of San Diego County, California, taking into consideration the size and age of, and improvements in, the Premises and other relevant factors, and which Market Rental Rate shall be determined as follows:

        A. By mutual agreement between Landlord and Tenant evidenced in a writing signed by each and mutually delivered; or

        B. If Landlord and Tenant have not agreed upon the Market Rental Rate prior to the commencement of the first Lease Year of the option period, then either Landlord or Tenant may submit the issue of Market Rental Rate to determination by arbitration under the auspices of the American Arbitration Association (or its successor) which shall be conducted pursuant to the commercial rules except as otherwise provided in this Lease. The venue for the arbitration shall be in the City of San Diego. With respect to the conduct of the arbitration, the following shall apply:

               (1) Not less than three weeks in advance of the date for the commencement of the arbitration hearing, Landlord and Tenant shall each exchange (1) the name, address and qualifications of any appraiser, broker or other expert intended to be called at the time of the arbitration (each, an "Expert"), (2) any reports and/or data relied upon by the Expert in connection with forming an opinion as to Market Rental Rate and (3) a statement as to each party's determination of the Market Rental Rate ("MRR Statement") (i.e. Landlord shall give to Tenant Landlord's determination of the Market Rental Rate and vice-versa).

               (2) For a period of ten days following the exchange of the MRR Statements, either party may accept the Market Rental Rate stated in the other party's MRR Statement and, in such event, the accepted amount will become the Base Rent for the first Lease Year of the option period (e.g., if Landlord delivered to Tenant timely written notice of acceptance of Tenant's determination of Market Rental Rate as provided in Tenant's

        MRR Statement, then the amount shown on Tenant's MRR Statement would become the Base Rent for the option period).

               (3) If neither party accepts the other party's determination of Market Rental Rate, then the arbitration shall be conducted before a single arbitrator who shall be selected pursuant to the commercial rules. Not less than five days prior to the date set for the hearing for the arbitration, each party shall (1) make available for an oral deposition any Expert whose testimony is expected to be given at the time of the arbitration and (2) deliver to the other party all exhibits which are intended to be entered into evidence at the time of the arbitration.

               (4) Except as provided below, each party shall bear their own attorney's fees and Expert's fees. Except as provided below, each party shall share equally any administrative fees owed to the American Arbitration Association and the reasonable hourly fees owed to the arbitrator. Notwithstanding the foregoing, if the amount of the Market Rental Rate stated in Tenant's MRR Statement is less than 95 percent of the Market Rental Rate determined by the arbitrator, then the arbitrator may, in the arbitrator's discretion, assess against Tenant costs incurred by Landlord in connection with the arbitration including, without limitation, reasonable attorney's fees, Expert's fees, arbitrator's fees and administration fees. If the amount of the Market Rental Rate stated in Landlord's MRR Statement is greater than 105 percent of the Market Rental Rate determined by the arbitrator, then the arbitrator may, in the arbitrator's discretion, assess against Landlord costs incurred by Tenant in connection with the arbitration including, without limitation, reasonable attorney's fees, Expert's fees, arbitrator's fees and administration fees.

               (5) Following rendition of the arbitrator's award, either party may petition the Superior Court of the State of California for the County of San Diego to have the award confirmed and entered as a judgment. Pending determination of the Base Rent for the first Lease Year of the option period, Tenant shall continue to pay to Landlord Base Rent at the rate due under the Lease for the 15th Lease Year. If the arbitrator determines that the Market Rental Rate is more than the Base Rent due under the Lease for the 15th Lease Year, then, within 30 days following the arbitrator's decision, Tenant shall pay to Landlord the amount of the difference between the Base Rent actually paid by Tenant from the commencement of the option period and the amount of the Base Rent at the Market Rental Rate as determined by the arbitrator for the same period plus interest at the rate of 10 percent per annum.

               (6) Base Rent for Lease Year 17 though 20 shall be subject to increase as provided in Paragraph 12 of the Schedule except that (1) the Base Rent to be multiplied by the fraction shall be the Base Rent for the first Lease Year of the option period (i.e., the 16th Lease Year),
        (2) the numerator of the fraction shall be the Index for the last published period prior to the commencement of the Lease Year for which the calculation is being made and (3) the denominator of the fraction shall be the Index for the last published period prior to the commencement of the 16th Lease Year.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Lease.

                                    LANDLORD:

                                    LMC-SHOREHAM INVESTMENT COMPANY, LLC, a
                                    California limited liability company

                                    By:    /s/ illegible
                                       -----------------------------------------
                                    Print Name:   illegible
                                                  ------------------------------
                                    Print Title:  member/manager
                                                  ------------------------------

                                    CONVOY COURT INVESTMENT COMPANY, LLC, a
                                    California limited liability company

                                    By:    /s/ illegible
                                       -----------------------------------------
                                    Print Name:   illegible
                                                  ------------------------------
                                    Print Title:  member/manager
                                                  ------------------------------


                                    TENANT:

                                    COMBICHEM, INC.
                                    a Delaware corporation

                                    By:       /s/ Karin Eastham
                                       -----------------------------------------
                                    Print Name:   Karin Eastham
                                                  ------------------------------
                                    Print Title:  VP, Finance & Admin
                                                  ------------------------------

                                    By:
                                       -----------------------------------------
                                    Print Name:
                                                  ------------------------------
                                    Print Title:
                                                  ------------------------------


                            [SIGNATURE PAGE TO LEASE]

                                    EXHIBIT A

                              PLAN OF THE PREMISES


                                   FLOOR PLAN

                                    EXHIBIT B

                              RULES AND REGULATIONS

        1. Tenant shall not place anything, or allow anything to be placed near the glass of any window, door, partition or wall which may, in Landlord's judgment, appear unsightly from outside of the Property.

        2. The Property directory shall be available to Tenant solely to display names and their location in the Property, which display shall be as directed by Landlord.

        3. The sidewalks, exits and entrances, shall not be obstructed by Tenant or used by Tenant for any purposes other than for ingress to and egress from the Premises. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition and shall move all supplies, furniture and equipment as soon as received directly to the Premises and move all such items and waste being taken from the Premises (other than waste customarily removed by employees of the Building) directly to the shipping platform at or about the time arranged for removal therefrom. The Common Areas of the Property are not for the use of the general public and Landlord shall, in all cases, retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord, reasonably exercised, shall be prejudicial to the safety, character, reputation and interests of the Property. Neither Tenant nor any employee or invitee of Tenant shall go upon the roof of the Property.

        4. The toilet rooms, urinals, wash bowls and other apparatuses shall not be used for any purposes other than that for which they were constructed, and to the extent caused by Tenant or its employees or invitees, the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant.

        5. Tenant shall not cause any unnecessary janitorial labor or services by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

        6. Tenant shall not use the Premises for housing, lodging or sleeping purposes. Tenant shall not occupy or use the Premises or permit the Premises to be occupied or used for any purpose, act or thing which is in violation of any Governmental Requirement.

        7. Upon termination of the lease, Tenant shall deliver to Landlord all keys and passes for offices, rooms, parking lot and toilet rooms which shall have been furnished Tenant.

        8. Tenant shall not install linoleum, tile, carpet or other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord.

        9. Tenant shall not take or permit to be taken in or out of other entrances of the Building, or take or permit on other elevators, any item normally taken in or out through the trucking concourse or service doors or in or on freight elevators.

        10. Tenant shall cause all exterior doors to the Premises to be closed and securely locked.

        11. Peddlers, solicitors and beggars shall be reported to the office of the Property or as Landlord otherwise requests.

        12. Tenant shall not make or permit any noise, vibration or odor to emanate from the Premises, or do anything therein tending to create, or maintain, a nuisance, or do any act tending to injure the reputation of the Building.

        13. Tenant acknowledges that Building security problems may occur which may require the employment of extreme security measures in the day-to-day operation of the Property.

        Accordingly:

               (a) Landlord may, at any time, or from time to time, or for regularly scheduled time periods, as deemed advisable by Landlord and/or its agents, in their sole discretion, require that persons entering or leaving the Property or the Property identify themselves to watchmen or other employees designated by Landlord, by registration, identification or otherwise.

               (b) Tenant agrees that it and its employees will cooperate fully with Property employees in the implementation of any and all security procedures.

               (c) Such security measures shall be the sole responsibility of Landlord, and Tenant shall have no liability for any action taken by Landlord in connection therewith, it being understood that Landlord is not required to provide any security procedures and shall have no liability for such security procedures or the lack thereof.

        14. Tenant shall not disturb the quiet enjoyment of any other tenant.

        15. Tenant shall not provide any janitorial services or cleaning without Landlord's written consent and then only subject to supervision of Landlord and at Tenant's sole responsibility and by janitor or cleaning contractor or employees at all times satisfactory to Landlord.

        16. Landlord may place and keep on the windows and doors of the Premises at any time signs advertising the Premises for Rent.

        17. No equipment, mechanical ventilators, awnings, special shades or other forms of window covering shall be permitted either inside or outside the windows of the Premises without the prior written consent of Landlord, and then only at the expense and risk of Tenant, and they shall be of such shape, color, material, quality, design and make as may be approved by Landlord.

        18. Tenant shall not during the term of this Lease canvas or solicit other tenants of the Building for any purpose.

        19. Except as provided elsewhere in this Lease, Tenant shall not install or operate any antenna, aerial, wires or other equipment inside or outside the Building, nor operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere, without in each instance the prior written approval of Landlord. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed.

        20. Tenant shall not exhibit, sell or offer for sale, Rent or exchange in the Premises or at the Property any article, thing or service, except those ordinarily embraced within the use of the Premises specified in Section 6 of this Lease, without the prior written consent of Landlord.

        21. Tenant shall not overload any floors in the Premises or any public corridors or elevators in the Building.

        22. Whenever Landlord's consent, approval or satisfaction is required under these Rules, then unless otherwise stated, any such consent, approval or satisfaction must be obtained in advance, such consent or approval may be granted or withheld in Landlord's reasonable discretion.

                                    EXHIBIT C

                          TENANT IMPROVEMENT AGREEMENT

        1. TENANT IMPROVEMENTS. Landlord shall cause to be performed the improvements (the "Tenant Improvements") in the Premises in accordance with plans and specifications approved by Tenant and Landlord (the "Plans"), which approvals shall not be unreasonably withheld or delayed. The Tenant Improvements shall be performed at the Tenant's cost, subject to the Landlord's Contribution (hereinafter defined). The Tenant Improvements shall not include the costs of designing and constructing the Building's "shell" as defined in Schedule C-1 attached hereto (collectively, the "Building Shell").

        Tenant shall promptly and diligently cause the Plans to be prepared by Carrier Johnson such that the commencement of construction of the Tenant Improvements may occur by April 15, 1999. The Premises shall include hazardous materials control zones. The number of such control zones shall be commensurate with that of Tenant's current facility at 9050 Camino Santa Fe, San Diego, California and shall be sufficient to meet the needs of Tenant's intended use of the Premises. Tenant shall furnish the initial draft of the Plans to Landlord for Landlord's reasonable review and approval. Landlord shall within ten (10) business days after receipt either provide comments to such Plans or approve the same. Landlord shall be deemed to have approved such Plans if it does not timely provide comments on such Plans. If Landlord provides Tenant with comments to the initial draft of the Plans, Tenant shall provide revised Plans to Landlord incorporating Landlord's comments within five (5) business days after its receipt of Landlord's comments. Landlord shall within five (5) business days after its receipt then either provide comments to such revised Plans or approve such Plans. Landlord shall be deemed to have approved such revised Plans if Landlord does not timely provide comments on such Plans. The process described above shall be repeated, if necessary, until the Plans have been finally approved by Landlord. Tenant hereby agrees that the Plans for the Tenant Improvements shall comply with all applicable Governmental Requirements. Landlord's approval of any of the Plans (or any modifications or changes thereto) shall not impose upon Landlord or its agents or representatives any obligation with respect to the design of the Tenant Improvements or the compliance of such Tenant Improvements or the Plans with applicable Governmental Requirements.

        DPR (the "Contractor") shall construct the Tenant Improvements. Tenant may replace the Contractor with another contractor which such contractor shall be subject to Landlord's reasonable approval. Landlord shall use commercially reasonable efforts to cause the Tenant Improvements to be Substantially Completed (as defined in Section 5 hereof) on or before November 1, 1999, subject to extension Tenant Delays (as defined in Section 4 hereof) and Force Majeure (the "Target Commencement Date").

        BioStruct shall provide project management services in connection with the construction of the Tenant Improvements and the Change Orders (hereinafter defined). Neither Landlord nor any of its agents or employees shall receive any other fee described for profit, overhead or general condition in connection with the construction of the Tenant Improvements or Change Orders.

        BioStruct shall have the right to (a) require the Contractor to obtain three (3) subcontractor bids on any item of the construction project and (b) review, comment upon and approve (which approval shall not be unreasonably withheld or delayed), prior to its execution, Landlord's contract with the Contractor.

        2. CHANGE ORDERS. If, prior to the Commencement Date, Tenant shall require improvements or changes (individually or collectively, "Change Orders") to the Premises in addition to, revision of or substitution for the Tenant Improvements, Tenant shall deliver to Landlord for its approval plans and specifications for such Change Orders. If Landlord does not approve of the plans for Change Orders, Landlord shall advise Tenant of the revisions required. Tenant shall revise and redeliver the plans and specifications to Landlord within five (5) business days of Landlord's advice or Tenant shall be deemed to have abandoned its request for such Change Orders. Tenant shall pay for all preparations and revisions of plans and specifications, and the construction of all Change Orders, subject to Landlord's Contribution.

        3. LANDLORD'S CONTRIBUTION. Landlord shall contribute an amount equal to $90.00 per rentable square foot of the Premises ("Landlord's Contribution") toward the costs incurred for the Tenant Improvements and Change Orders. Landlord has no obligation to pay for costs of the Tenant Improvements or Change Orders in excess of Landlord's Contribution. If the cost of the Tenant Improvements and/or Change Orders exceeds the Landlord's Contribution, Tenant shall pay such overage to Landlord once the Landlord's Contribution has been exhausted. For the purposes of this Lease, the costs incurred for the Tenant Improvements and Change Orders shall include, without limitation, the preparation of the Plans, hard construction costs, architectural and engineering fees, all fees incurred for project management up to a maximum of $75,000, all governmental and other regulatory fees and costs associated with the Tenant Improvements and Change Orders, costs of utility connection and permitting and construction management fees. Promptly following the parties' execution of the Lease, Landlord shall reimburse to Tenant all fees incurred by Carrier Johnson and paid by Tenant. Landlord's Contribution shall not be used to design or construct the Building Shell (as defined in Schedule C-1 attached hereto); Landlord shall, at its sole cost and expense, design and build the Building Shell.

        4. SUBSTANTIAL COMPLETION AND COMMENCEMENT DATE. The Tenant Improvements shall be deemed to be "Substantially Completed", and "Substantial Completion" shall be deemed to occur when the Contractor certifies in writing to Landlord and Tenant that (a) Tenant has reasonable access to the Premises; (b) Contractor has substantially performed all of the Tenant Improvement work required to be performed under this Plans, other than decoration and minor "punch list" items and adjustments which do not materially interfere with Tenant's access to or use of the Premises; and (c) Contractor or Landlord has obtained a temporary certificate of occupancy or other required approval from the local governmental authority permitting occupancy of the Premises. Within three (3) days after its receipt of such certificate from Landlord, Tenant shall conduct a walk-through inspection of the Premises with Landlord to inspect the Premises and the Tenant Improvements. Within five (5) days following such inspection, Tenant shall prepare and provide to Landlord a written "punch list" specifying those Tenant Improvements which require completion and other reasonable corrective work, which punch list items Landlord shall cause Contractor to complete within thirty
(30) days of Landlord's receipt of the same. The Contractor shall guaranty all work and Tenant

Improvements for one (1) year from the earlier of the Commencement Date or the commencement of the warranty for those items covered by manufacturer's or vendor's warranties and, to the extent possible, shall assign all warranties to Tenant.

        5. COMMENCEMENT DATE DELAY. If Landlord fails to Substantially Complete the Tenant Improvements by the Outside Date (defined below), Landlord shall pay Tenant as liquidated damages $3,810.69 per day (which such amount is equal to the Base Rent for the approximately 40,756 rentable square feet the Premises shall contain in excess of the rentable square feet in Tenant's current facility at 9050 Camino Santa Fe, San Diego, California multiplied by 110%). As used herein, the term "Outside Date" shall mean the date which is 60 days after the Target Commencement Date. If Landlord fails to Substantially Complete the Tenant Improvements by the date which is 60 days after the Outside Date, Tenant may deliver to Landlord written notice of the Tenant's intention to terminate this Lease and, if Landlord fails to Substantially Complete the Tenant Improvements within 10 days following Landlord's receipt of such notice, this Lease shall terminate and neither party shall have any further liability to the other arising out of or relating to this Lease. Each day that Substantial Completion of the Tenant Improvements is delayed due to Force Majeure or a Tenant Delay shall extend the Target Commencement Date by one (1) day; provided; however, in order to extend the Target Commencement Date, Landlord must have previously delivered to Tenant written notice of the occurrence(s) giving rise to such delay(s) within ten (10) days following the date on which Landlord becomes aware that such occurrence(s) are causing delay in achieving Substantial Completion. For purposes of this paragraph, Landlord shall cause Carrier Johnson to certify the date on which the Tenant Improvements would have been completed but for such Force Majeure or Tenant Delay or were in fact completed without any such Force Majeure or Tenant Delay.

        For the purposes of this Tenant Improvement Agreement, a "Tenant Delay" is defined as a delay caused by any one or more of the following:

               A. Tenant's request for Change Orders within the last thirty (30) days of construction to the extent such Change Orders are actually performed and to the extent such Changes Orders exceed the period of time allotted therefor in the Construction Schedule;

               B. Contractor's performance of any Change Orders within the last thirty (30) days of construction; or

               C. Tenant's request for decorative materials, finishes or installations requiring unusually long lead times; or

               D. Tenant's delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein unless caused by the errors or omissions of Landlord or its agents, employees or contractors; or

               E. Tenant's delay in providing information critical to the normal progression of the project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than ten (10) days after receipt of such request for information from the Landlord; or

               F. Tenant's delay in making payments to Landlord for costs of the Tenant Improvements and/or Change Orders in excess of the Landlord's Contribution.

        Notwithstanding the foregoing, no delay shall constitute a Tenant Delay until (i) Landlord has given Tenant written notice which states that a Tenant Delay has occurred and explains the nature of such Tenant Delay and (ii) Tenant fails to cure such delay within two (2) business days of its receipt of such notice.

        7. ACCESS BY TENANT PRIOR TO COMMENCEMENT DATE. Landlord shall permit Tenant and its agents to enter the Premises prior to the Commencement Date to prepare the Premises for Tenant's use and occupancy. Any such permission shall constitute a license only and shall be conditioned upon Tenant's:

               A. working in harmony with Landlord and Landlord's agents, contractors, workmen, mechanics and suppliers and with other tenants and occupants of the Building;

               B. obtaining in advance Landlord's approval of the contractors proposed to be used by Tenant and depositing with Landlord in advance of any work (i) security satisfactory to Landlord for the completion thereof, and (ii) the contractor's affidavit for the proposed work and the waivers of lien from the contractor and all subcontractors and suppliers of material; and

               C. furnishing Landlord with such insurance as Landlord may require against liabilities which may arise out of such entry.

        Landlord shall have the right to withdraw such license for Tenant's failure to comply with the foregoing conditions upon twenty-four (24) hours' advance written notice to Tenant. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property or installations in the Premises prior to the Commencement Date. Tenant shall protect, defend, indemnify and save harmless Landlord from all liabilities, costs, damages, fees and expenses to the extent caused by the activities of Tenant or its agents, contractors, suppliers or workmen in the Premises or the Building. Any entry and occupation permitted under this Section shall be governed by Section 5 and all other terms of the Lease.

        8. ARBITRATION.

               A. Dispute Resolution. If any dispute arises in connection with this Tenant Improvement Agreement, such dispute shall be resolved by arbitration in accordance with Article 29 of the Lease.

        9. MISCELLANEOUS. Terms used in this Exhibit C shall have the meanings assigned to them in the Lease. The terms of this Exhibit C are subject to the terms of the Lease.

                                  SCHEDULE C-1

                          DEFINITION OF BUILDING SHELL

        Except as provided below, "Building Shell" shall mean the work identified in the plans bearing the cover sheet of Brian Paul & Associates dated January 6, 1999 (revision Delta 4) ("the Delta 4 Plans"). Notwithstanding the foregoing, Tenant and Landlord agree:

        1. Landlord and Tenant acknowledge and agree that the mechanical yard and the equipment to be placed into the central plant which will be located in the mechanical yard will need to be revised from the Delta 4 Plans in order to accommodate CombiChem's intended use of the Building. Subject to Tenant's compliance with Government Requirements, Landlord shall permit Tenant to store Hazardous Substances in tanks or other appropriate containers in the mechanical yard (or in any other exterior location near the Building as reasonably agreed upon by Landlord and Tenant). Such storage facilities shall include, without limitation, those identified on Schedule C-2 attached hereto and shall have a capacity approximately double the capacity of the external storage facilities located at Tenant's current facility at 9050 Camino Santa Fe, San Diego, California. The present amount budgeted for the cost of the mechanical yard and central plant as shown in the Delta 4 Plans is $410,000. To the extent that the actual cost to redesign and construct the mechanical yard and central plant exceeds $410,000, such excess cost shall be included in the cost of the Tenant Improvements.

        2. Landlord and Tenant acknowledge that the Delta 4 Plans do not presently contain any specifications for the Common Area floor coverings, wall coverings, lighting and other finishes (collectively "the Finishes"). The amount budgeted for the Finishes is $250,000 and is included as part of Landlord's cost for the Building Shell. Landlord shall determine and select the Finishes, subject to Tenant's approval which shall not be unreasonably withheld or delayed. In the event that the actual cost of installing the Finishes shall be less than $250,000, then Tenant shall be entitled credit against Rent first due under this Lease in the amount of such savings.

        3. Landlord and Tenant acknowledge that the Delta 4 Plans show three passenger elevators and one freight elevator. Landlord contemplates that Landlord may eliminate one of the passenger elevators. To the extent Landlord eliminates one of the passenger elevators, Tenant shall be entitled to credit against Rent due under this Lease in an amount equal to Tenant's Proportionate Share of the savings derived by Landlord by deleting such elevator.

        4. Tenant and Landlord acknowledge that the Delta 4 Plans show a 4,000 amp electrical service for the Building. Landlord shall install an additional 4,000 amp service to the Building (i.e., total 8,000 amp service shall be installed) and the cost of such additional 4,000 amp service shall be included as part of the cost of the Tenant Improvements.

                                  SCHEDULE C-2

                                EXTERIOR STORAGE

        -  Hazardous Substances Storage Room

        -  Nitrogen Storage Tank (at least fifteen (15) feet tall)

                                    EXHIBIT D

                   MORTGAGES CURRENTLY AFFECTING THE PROPERTY


        Landlord shall provide the name and address of Landlord's lender promptly after Landlord's acquisition of fee title to the Property.

                                    EXHIBIT E

                         COMMENCEMENT DATE CONFIRMATION

Landlord:     ___________________, a ________________

Tenant:       CombiChem, Inc., a Delaware corporation

        This Commencement Date Confirmation is made by Landlord and Tenant pursuant to that certain Lease dated as of _________, 1999 (the "Lease") for the ________________ floors in the building commonly known as Building __ of the Sun Road Corporate Center (the "Premises"). This Confirmation is made pursuant to Items 4 and 9 of the Schedule to the Lease.

        1. Lease Commencement Date, Termination Date. Landlord and Tenant hereby agree that the Commencement Date of the Lease is _____________, 1999, and the Termination Date of the Lease is _______________, _____.

        2. Acceptance of Premises. Tenant has inspected the Premises and affirms that the Premises is acceptable in all respects in its current "as is" condition.

        3. Rentable Area. The Rentable Area of the Premises is ______________.

        4. Incorporation. This Confirmation is incorporated into the Lease, and forms an integral part thereof. This Confirmation shall be construed and interpreted in accordance with the terms of the Lease for all purposes.

                                     TENANT:

                                     CombiChem, Inc., a Delaware corporation

                                     By:
                                           -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

                                     By:
                                           -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

                                     LANDLORD:

                                     LMC-SHOREHAM INVESTMENT COMPANY, LLC, a
                                     California limited liability company

                                     By:
                                           -------------------------------------
                                     Print Name:
                                                 -------------------------------
                                     Print Title:
                                                 -------------------------------


                                     CONVOY COURT INVESTMENT COMPANY, LLC, a
                                     California limited liability company

                                     By:
                                           -------------------------------------
                                     Print Name:
                                                 -------------------------------
                                     Print Title:
                                                 -------------------------------

                                    EXHIBIT F

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

RECORDING REQUESTED BY, AND         )
WHEN RECORDED, RETURN TO:           )
                                    )
Brobeck, Phleger & Harrison         )
550 West "C" Street, Suite 1300     )
San Diego, California 92101         )
(619) 234-1966                      )
Attn:  W. Scott Biel, Esq.          )
                                    )
--------------------------------------------------------------------------------
                                                (Space Above for Recorder's Use)

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

        THIS AGREEMENT (this "Agreement") is made and entered into this ____ day of ___________, 1999, by and among (1) COMBICHEM, a Delaware corporation ("Tenant"), (2) ________________________ ("Lender") and (3) LMC-SHOREHAM
INVESTMENT COMPANY, LLC, a California limited liability company, and CONVOY COURT INVESTMENT COMPANY, LLC, a California limited liability company, as tenants in common ("Landlord").

                                R E C I T A L S:

        WHEREAS, Landlord executed a Lease (the "Lease") dated as of February __, 1999, in favor of Tenant, covering a certain demised premises therein described which are (1) commonly known as __________________________________
California _______ ("the Demised Premises") and (2) a portion of certain real property legally described as:


(said parcel of real estate being referred to herein as the "Property"); and

        WHEREAS, Landlord has executed a Deed of Trust (the "Mortgage") dated ___________________, in the amount of $____________ and recorded on ____________
19___, as Document No. _________________ of the County Records of San Diego County, State of California, in favor of Lender, payable upon the terms and conditions described therein; and

        WHEREAS, it is a condition to said loan that said Mortgage shall unconditionally be and remain at all times a lien or charge upon the Property, prior and superior to the Lease and to the leasehold estate created thereby; and

        WHEREAS, the parties hereto desire to assure Tenant's possession and control of the Demised Premises under the Lease upon the terms and conditions therein contained;

        NOW, THEREFORE, for and in consideration of the mutual covenants and premises herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties hereto, the parties hereto do hereby agree as follows:

                               A G R E E M E N T:

        1. Subject to the non-disturbance covenants set forth herein, the Lease is and shall be subordinate to the Mortgage, and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all future advances made thereunder.

        2. Should Lender become the owner of the Property, or should the Property be sold by reason of foreclosure, or other proceedings brought to enforce the Mortgage which encumbers the Property, or should the Property be transferred by deed in lieu of foreclosure, or should any portion of the Property be sold under a trustee's sale, the Lease shall continue in full force and effect as a direct lease between the then owner of the Property covered by the Mortgage and Tenant, upon, and subject to, all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, including any extensions therein provided. Tenant does hereby agree to attorn to Lender or to any such owner as its landlord after Tenant's receipt of written notice from Lender, and Lender hereby agrees that it will accept such attornment.

        3. Notwithstanding any other provision of this Agreement, Lender shall not be (a) liable for any default of any landlord under the Lease (including Landlord), except that Lender agrees to cure any default of Landlord that is continuing as of the date Lender forecloses the Property, which shall be the earliest to occur of (1) delivery of a trustee's deed following a non-judicial foreclosure, (2) delivery of a marshal's deed upon sale of the property following entry of judgment in a judicial foreclosure and/or (3) delivery of a deed in lieu of foreclosure, within thirty (30) days from the date Tenant delivers written notice to Lender of such continuing default, unless such default is of such a nature to reasonably require more than thirty (30) days to cure and then Lender shall be permitted such additional time as is reasonably necessary to effect such cure, provided Lender commences such cure within such 30 day period and, thereafter, diligently and continuously proceeds to cure such default; (b) subject to any offsets or defenses which have accrued prior to the date of foreclosure as defined above, unless Tenant shall have delivered to Lender written notice of the default which gave rise to such offset or defense and permitted Lender the same right to cure such default as permitted Landlord under the Lease; (c) bound by any rent that Tenant may have paid under the Lease more than one month in advance; (d) bound by any amendment or modification of the Lease hereafter made without Lender's prior written consent which shall be Landlord's obligation to request and obtain; or (e) responsible for the return of any security deposit delivered to Landlord under the Lease and not subsequently received by Lender.

        4. If Lender sends written notice to Tenant to direct its rent payments under the Lease to Lender instead of Landlord, then Tenant agrees to follow the instructions set forth in such written instructions and deliver rent payments to Lender; however, Landlord and Lender agree that Tenant shall be credited under the Lease for any rent payments sent to Lender pursuant to such written notice.

        5. All notices which may or are required to be sent under this Agreement shall be in writing and shall be sent by Federal Express (or similar overnight delivery service) or first-class, certified U.S. mail, postage prepaid, return receipt requested, and sent to the party at the address appearing below or such other address as any party shall hereafter inform the other party by written notice given as set forth below:

TENANT:                                     LANDLORD:

--------------------------------            ------------------------------------

--------------------------------            ------------------------------------

--------------------------------            ------------------------------------
Attn:                                       Attn:
     ---------------------------                 -------------------------------

LENDER:

--------------------------------

--------------------------------

--------------------------------
Attn:
     ---------------------------

        6. The Mortgage shall encumber the Initial Improvements (as defined in the Lease) but shall not encumber the Subsequent Improvements (as defined in the Lease) or any other of Tenant's improvements, trade fixtures, furniture, equipment or other personal property which, under the terms of the Lease, Tenant is entitled to remove upon expiration or termination of the Lease. In the event the Property or any part thereof shall be taken for public purposes by condemnation or transfer in lieu thereof or the same are damaged or destroyed, the rights of the parties to any condemnation award or insurance proceeds shall be determined and controlled by the applicable provisions of the Lease.

        7. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors in interest, heirs and assigns and any subsequent owner of the Property secured by the Mortgage.

        IN WITNESS WHEREOF, the parties hereto have caused this Non-Disturbance Agreement to be executed as of the day and year first above written.

LANDLORD:                                   TENANT:

--------------------------------            ------------------------------------

By:                                         By:
    ----------------------------                --------------------------------
Its:                                        Its:
    ----------------------------                --------------------------------


LENDER:

--------------------------------

By:
    ----------------------------
Its:
    ----------------------------

STATE OF CALIFORNIA                 )
                                    ) ss
COUNTY OF SAN DIEGO                 )

        On ________________________, before me, ___________________________,
Notary Public, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

                                              [SEAL]
        -------------------------------------



STATE OF CALIFORNIA                 )
                                    ) ss
COUNTY OF SAN DIEGO                 )

        On ________________________, before me, ___________________________,
Notary Public, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


        WITNESS my hand and official seal.

                                              [SEAL]
        -------------------------------------

STATE OF CALIFORNIA                 )
                                    ) ss
COUNTY OF SAN DIEGO                 )

        On ________________________, before me, ___________________________,
Notary Public, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


        WITNESS my hand and official seal.

                                              [SEAL]
        -------------------------------------



STATE OF CALIFORNIA                 )
                                    ) ss
COUNTY OF SAN DIEGO                 )


        On ________________________, before me, ___________________________,
Notary Public, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

                                              [SEAL]
        -------------------------------------

                                    EXHIBIT G

                           FORM OF MEMORANDUM OF LEASE


RECORDING REQUESTED BY, AND         )
WHEN RECORDED, RETURN TO:           )
                                    )
Brobeck, Phleger & Harrison         )
550 West "C" Street, Suite 1300     )
San Diego, California 92101         )
(619) 234-1966                      )
Attn:  W. Scott Biel, Esq.          )
                                    )
--------------------------------------------------------------------------------
                                                (Space Above for Recorder's Use)


                               MEMORANDUM OF LEASE

        THIS MEMORANDUM OF LEASE (this "Memorandum") is entered into as of the ____ day of ___________, 1999, by and among COMBICHEM, a Delaware corporation ("Tenant"), and LMC-SHOREHAM INVESTMENT COMPANY, LLC, a California limited liability company, and CONVOY COURT INVESTMENT COMPANY, LLC, a California limited liability company, as tenants in common ("Landlord").

        Constructive Notice. This Memorandum is executed for the purpose of providing constructive notice of the leasehold interest of Tenant in that certain real property legally described on Exhibit A attached hereto and incorporated herein (the "Real Property") pursuant to the terms of that certain Lease between Landlord and Tenant, dated February __, 1999 (the "Lease"). Upon the expiration or earlier termination of the Lease, Tenant shall execute such documents as are necessary to evidence the termination or expiration of the Lease, which obligation shall survive the expiration or earlier termination of the Agreement.

        Lease Term. The term of the Lease ("Term") shall be fifteen (15) years subject to earlier termination as provided in the Lease.

        Interpretation. This Memorandum is not a complete summary of the Lease. The provisions of this Memorandum shall not be used in interpreting any provision of the Lease. In the event of any conflict between the terms of the Agreement and this Memorandum, the terms of the Agreement shall control.

        Counterparts. This Memorandum may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

        IN WITNESS WHEREOF, the parties executed this Memorandum as of the date first above written.

LANDLORD:                                   TENANT:
LMC-SHOREHAM INVESTMENT COMPANY,            COMBICHEM, INC.
a California limited liability              a Delaware corporation
  company

LANDLORD:

By:                                         By:
     ---------------------------                 -------------------------------
Name:                                       Name:
     ---------------------------                 -------------------------------
Its:                                        Its:
     ---------------------------                 -------------------------------

CONVOY COURT INVESTMENT COMPANY,
a California limited liability company

By:                                         By:
     ---------------------------                 -------------------------------
Name:                                       Name:
     ---------------------------                 -------------------------------
Its:                                        Its:
     ---------------------------                 -------------------------------

STATE OF CALIFORNIA       )
                          ) ss
COUNTY OF SAN DIEGO       )


        On ________________________, before me, ___________________________,
Notary Public, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

                                              [SEAL]
        -------------------------------------



STATE OF CALIFORNIA       )
                          ) ss
COUNTY OF SAN DIEGO       )

        On ________________________, before me, ___________________________,
Notary Public, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

                                              [SEAL]
        -------------------------------------

                                    EXHIBIT A


                          LEGAL DESCRIPTION OF PROPERTY

                                    EXHIBIT H

                        LANDLORD'S CONSENT TO ENCUMBRANCE
                          BY TENANT OF LEASEHOLD ESTATE

Recording requested                      )
by and when recorded                     )
return to:                               )
                                         )
Brobeck, Phleger & Harrison LLP          )
550 West "C" St., Suite 1200             )
San Diego, CA  92101                     )
Attn:  W. Scott Biel, Esq.               )
                                         )
--------------------------------------------------------------------------------
                                                  Space above for recorder's use


                              LANDLORD'S CONSENT TO
                    ENCUMBRANCE BY TENANT OF LEASEHOLD ESTATE

        This Landlord's Consent to Encumbrance by Tenant of Leasehold Estate is prepared for the purpose of providing recorded notice of that certain Lease dated February __, 1999 ("Lease") among LMC-SHOREHAM INVESTMENT COMPANY, LLC, a California limited liability company, and CONVOY COURT INVESTMENT COMPANY, LLC, a California limited liability company, as tenants in common ("Landlord"), and COMBICHEM, INC., a Delaware corporation ("Tenant"), and for the benefit of __________________________ ("Lender"), and is made with reference to the following recitals:

        A. The Lease affects certain real property more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference. The real property leased by Landlord to Tenant under the Lease is referred to below as the "Premises"; and

        B. Tenant intends to obtain credit from Lender, and, as a condition of such credit, Tenant is required to encumber its right, title, and interest under the Lease to Lender as collateral for its obligations to Lender, as well as to grant to Lender a security interest in personal property that may from time to time be located on the Premises.

        NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which hereby is acknowledged, Landlord agrees for the benefit of Lender as follows:

1. The Lease is in full force and effect between Landlord and Tenant, neither Landlord nor, to Landlord's actual knowledge, Tenant is in default under the terms and conditions of the Lease and the term of the Lease expires on _______________.

2. Landlord agrees that Lender may be added to the "Loss Payable Endorsement" of any and all insurance policies required to be carried by Tenant under the Lease and that all insurance proceeds may be used to restore the Premises in accordance with the terms of the Lease.

3. Except when Lender is in possession of the Premises with respect to any Lease or is the Tenant hereunder, Lender shall not have any liability or obligation with regard to any of the covenants, conditions or terms of such Lease, except to the extent expressly provided herein.

4. Any goods of Tenant (the "Goods," excluding therefrom (1) items that are a part of the Premises such as heating and air-conditioning appliances and ducts, electrical wiring, pipes, conduits, window coverings, walls, partitions, structural components, and the like, and (2) those items which are owned by Landlord pursuant to the Lease, including the Initial Improvements (as such term is defined in the Lease) but otherwise including all "goods" as defined in the Uniform Commercial Code) shall be and remain personal property notwithstanding the manner of their annexation to the Premises, their adaptability to the uses and purposes for which the Premises are used, or the intentions of the party making the annexation.

5. Landlord hereby waives any rights which Landlord may claim to have in and to the Goods, no matter how arising, including all rights of levy or distraint for rent.

6. Landlord consents to the location or installation of the Goods on the Premises, agrees that Lender may do to and with the Goods any or all of the acts below enumerated, and grants Lender a right, as set forth below, to enter into possession of the Premises to do any or all of the following (the "Permitted Actions") with respect to the Goods: assemble, have appraised, display, sever, remove, maintain, prepare for sale or lease, advertise, inspect, repair, lease, transfer, and/or sell (at public auction or private sale). With respect to any Lease, Lender shall have the right and license to enter into and to occupy the Premises affected by such Lease, for the purposes described above, for an actual occupancy period of up to sixty (60) days (at Lender's discretion), following abandonment or surrender of the Premises by Borrower, whether voluntary or involuntary. Lender shall pay Landlord, periodically in advance, a per diem occupancy fee equivalent to the monthly rental provided for in such Lease divided by thirty (30) for actual days of occupancy by Lender. Any extensions of the foregoing period shall be with the written consent of Landlord and at the same rate. All physical damage to the Premises caused by the removal of the Goods shall be reimbursed or repaired by Lender at its expense.

7. Landlord acknowledges that at any time prior to abandonment or surrender of the Premises by Borrower, Lender may take any or all of the Permitted Actions subject to Lender's agreements with Borrower.

8. Any notice required herein to be given to Lender shall be deemed to be given three days after deposit in the United States mail, postage prepaid to:

                           [INSERT ADDRESS OF LENDER]

With a copy to:

                          [INSERT APPROPRIATE ADDRESS]

or to such other address as may be designated by Lender or its successors or assigns in the manner herein provided for giving notice.

Dated as of ________________________.

LANDLORD:                                   TENANT:
LMC-SHOREHAM INVESTMENT COMPANY,            COMBICHEM, INC.
a California limited liability              a Delaware corporation
  company



By:                                         By:
      --------------------------                  ------------------------------
Name:                                       Name:
      --------------------------                  ------------------------------
Title:                                      Title:
      --------------------------                  ------------------------------

CONVOY COURT INVESTMENT COMPANY,
a California limited liability company

By:
      --------------------------
Name:
      --------------------------
Title:
      --------------------------

                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF THE LAND
                              AFFECTED BY THE LEASE

Lot 2 of Nexus Technology Centre Unit No. 1, in the City of San Diego, County of San Diego, State of California, according to Map thereof No. 11876, filed in the Office of the County Recorder of San Diego County, August 7, 1987.


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
                                    EXHIBIT I

                        ENVIRONMENTAL ASSESSMENT CRITERIA

        For purposes of compliance with the requirements of Section 27D of the Lease, the term "Assessment Criteria" with respect to the Premises shall refer to, and include, the following studies and assessments:

        1. Phase I Assessment consistent with the American Society for Testing Materials (ASTM) Standard E-1527 which shall, by its terms, allow Landlord and Tenant to rely upon its conclusions.

        2. Interior Site Assessment consisting of a visual inspection of all surfaces (floors, walls, ceiling tiles, benches, interior of cabinets and fume hoods) for signs of contamination and deterioration. Visual inspection of all bench and hood sinks and readily accessible drain lines for signs of deterioration, loss of integrity and leakage. The Interior Site Assessment shall include detailed written documentation of all observations and dated photos to document the existing condition thereof.

        3. Wastewater Collection System Assessment consisting of a flush and clean-out of all discharge piping and traps with observation of effluent during the clean-out. Videotaping of the Wastewater Collection System shall be required along with a written report for each ten foot (10") piping segment.

        4. In order to verify that there is no contamination of the laboratory hoods and exhaust system, an inspection shall be made consisting of an inspection of the laboratory hoods and exhaust system with detailed documentation of all observances, including without limitation, observed solids, liquids, odors or Hazardous Materials entrapment. Such inspection shall include inspection of the roof area to determine the existence of any deterioration from condensation of hazardous materials in the exhaust system.